Fidelity® Variable Insurance Products:

Asset Manager: Growth® Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Initial Class	-7.39%	6.56%	10.64%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,246 - a 102.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class	-7.57%	6.39%	10.52%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity ® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,090 - a 100.90% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class 2	-7.66%	6.34%	10.48%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,042 - a 100.42% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 over the same period - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 10,153,088
Capital loss carryforwards	$ (54,724,175)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $278,873 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Asset Manager: Growth Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 10,628
Service Class 2	11,435
$ 22,063

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $732,192 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $39,914 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,180.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 64% of the total outstanding shares of the fund.

Asset Manager: Growth Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager: Growth Portfolio, (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager: Growth Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1988

President of VIP Asset Manager: Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP
(accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the
Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped),
and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of
Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1988

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Asset Manager: Growth Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Asset Manager: Growth Portfolio

Distributions

A total of 5.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Initial Class designates 24%, the Service Class designates 25%, and the Service Class 2 designates 21% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc. (FIMM)

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0202 154140
1.540207.104

Fidelity® Variable Insurance Products:

Asset ManagerSM  Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Initial Class	-4.15%	7.28%	9.25%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $24,222 - a 142.22% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,793 - a 147.93% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class	-4.24%	7.13%	9.17%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $24,056 - a 140.56% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,792 - a 147.92% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class 2	-4.38%	7.07%	9.15%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class 2 on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $23,991 - a 139.91% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,792 - a 147.92% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund outperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, yet trailed the Fidelity Asset Manager Composite Index, which returned -2.05%.

Q. What factors affected fund results during the past year?

R.H. A bias toward equities hurt relative to the index, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 56% - compared to 50% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. While he remained underweighted in the lagging technology sector, which helped, his exposure to weak-performing telecommunications equipment companies, such as Comverse Technology and Corning - which he sold during the period - really hurt. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, particularly versus our generally more value-oriented peers, as such stocks as Computer Associates, NVIDIA and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads tightened significantly relative to government issues despite having to absorb a record amount of supply. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin avoided some of the severe credit problems that plagued several corporate issuers in 2001. He benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2001, more than $3.5 billion

Managers: Richard Habermann and Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 53.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	2	$ 1
Hotels, Restaurants & Leisure - 1.4%
Hilton Hotels Corp.	2,055,600	22,447,152
Mandalay Resort Group (a)	84,100	1,799,740
Starwood Hotels & Resorts Worldwide, Inc. unit	843,000	25,163,550
		49,410,442
Household Durables - 1.4%
Black & Decker Corp.	94,800	3,576,804
Centex Corp.	240,400	13,724,436
Fleetwood Enterprises, Inc.	285,700	3,236,981
Furniture Brands International, Inc. (a)	170,300	5,453,006
KB Home	30,100	1,207,010
Mohawk Industries, Inc. (a)	245,500	13,473,040
Pulte Homes, Inc.	97,300	4,346,391
Whirlpool Corp.	69,300	5,081,769
		50,099,437
Media - 2.8%
AOL Time Warner, Inc. (a)	753,400	24,184,140
Clear Channel Communications, Inc. (a)	452,600	23,041,866
Comcast Corp. Class A (special) (a)	153,400	5,522,400
Gemstar-TV Guide International, Inc. (a)	287,300	7,958,210
Liberty Media Corp. Class A (a)	578,100	8,093,400
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Omnicom Group, Inc.	333,200	29,771,420
Tribune Co.	100,700	3,769,201
		102,340,674
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	129,100	5,729,458
Kmart Corp. (a)	987,300	5,390,658
Kohls Corp. (a)	82,200	5,790,168
Target Corp.	270,700	11,112,235
Wal-Mart Stores, Inc.	498,100	28,665,655
		56,688,174
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A (a)	103,000	2,732,590
American Eagle Outfitters, Inc. (a)	318,800	8,342,996
AutoNation, Inc. (a)	3,815,900	47,050,047
Bed Bath & Beyond, Inc. (a)	116,200	3,939,180
Best Buy Co., Inc. (a)	159,800	11,901,904
Lowe's Companies, Inc.	236,700	10,985,247
Pacific Sunwear of California, Inc. (a)	239,700	4,894,674
Sonic Automotive, Inc. Class A (a)	1,015,700	23,808,008
		113,654,646

	Shares	Value (Note 1)
Textiles & Apparel - 0.0%
Arena Brands Holdings Corp. Class B	8,445	$ 187,901
TOTAL CONSUMER DISCRETIONARY		372,381,275
CONSUMER STAPLES - 5.1%
Beverages - 1.9%
Pepsi Bottling Group, Inc.	144,300	3,391,050
PepsiCo, Inc.	381,400	18,570,366
The Coca-Cola Co.	973,500	45,900,525
		67,861,941
Food & Drug Retailing - 0.3%
Rite Aid Corp. (a)	1,044,900	5,287,194
Sysco Corp.	193,500	5,073,570
Whole Foods Market, Inc. (a)	28,100	1,224,036
		11,584,800
Personal Products - 2.4%
Avon Products, Inc.	1,545,720	71,875,980
Gillette Co.	420,800	14,054,720
		85,930,700
Tobacco - 0.5%
Philip Morris Companies, Inc.	414,000	18,981,900
TOTAL CONSUMER STAPLES		184,359,341
ENERGY - 2.4%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	90,400	3,296,888
BJ Services Co. (a)	135,600	4,400,220
ENSCO International, Inc.	254,000	6,311,900
Halliburton Co.	134,100	1,756,710
National-Oilwell, Inc. (a)	305,100	6,288,111
Noble Drilling Corp. (a)	277,400	9,442,696
Weatherford International, Inc. (a)	276,500	10,302,390
		41,798,915
Oil & Gas - 1.3%
ChevronTexaco Corp.	331,200	29,678,832
Conoco, Inc.	442,000	12,508,600
Valero Energy Corp.	102,000	3,888,240
		46,075,672
TOTAL ENERGY		87,874,587
FINANCIALS - 3.7%
Banks - 0.9%
Bank of America Corp.	139,600	8,787,820
Bank One Corp.	216,400	8,450,420
FleetBoston Financial Corp.	341,200	12,453,800
Pacific Century Financial Corp.	126,800	3,282,852
		32,974,892
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 2.3%
Fannie Mae	375,200	$ 29,828,400
Freddie Mac	796,000	52,058,400
		81,886,800
Insurance - 0.5%
AFLAC, Inc.	179,500	4,408,520
MetLife, Inc.	379,900	12,035,232
		16,443,752
TOTAL FINANCIALS		131,305,444
HEALTH CARE - 12.3%
Health Care Equipment & Supplies - 1.5%
Cygnus, Inc. (a)	51,120	268,380
Guidant Corp. (a)	1,067,100	53,141,580
		53,409,960
Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	143,400	9,113,070
Cardinal Health, Inc.	1,810,900	117,092,794
HealthSouth Corp. (a)	256,300	3,798,366
McKesson Corp.	184,900	6,915,260
Patterson Dental Co. (a)	18,300	749,019
Priority Healthcare Corp. Class B (a)	134,300	4,726,017
		142,394,526
Pharmaceuticals - 6.8%
American Home Products Corp.	806,900	49,511,384
Barr Laboratories, Inc. (a)	154,900	12,292,864
Bristol-Myers Squibb Co.	687,000	35,037,000
Forest Laboratories, Inc. (a)	205,500	16,840,725
Mylan Laboratories, Inc.	279,700	10,488,750
Perrigo Co. (a)	292,300	3,454,986
Pfizer, Inc.	2,178,500	86,813,225
Pharmacia Corp.	681,200	29,053,180
SICOR, Inc. (a)	138,700	2,174,816
		245,666,930
TOTAL HEALTH CARE		441,471,416
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	1,069,300	49,904,231
Northrop Grumman Corp.	104,000	10,484,240
		60,388,471
Airlines - 0.1%
Northwest Airlines Corp. (a)	237,500	3,728,750
Building Products - 0.5%
American Standard Companies, Inc. (a)	147,000	10,029,810

	Shares	Value (Note 1)
Dal-Tile International, Inc. (a)	159,000	$ 3,696,750
Masco Corp.	188,900	4,628,050
		18,354,610
Commercial Services & Supplies - 1.8%
Aramark Corp. Class B	207,100	5,570,990
Cendant Corp. (a)	438,500	8,598,985
Concord EFS, Inc. (a)	190,100	6,231,478
First Data Corp.	103,000	8,080,350
Manpower, Inc.	622,700	20,991,217
Viad Corp.	705,900	16,715,712
		66,188,732
Industrial Conglomerates - 1.6%
Tyco International Ltd.	981,700	57,822,130
Machinery - 0.9%
Albany International Corp. Class A	170,500	3,699,850
Danaher Corp.	68,700	4,143,297
Illinois Tool Works, Inc.	118,400	8,018,048
Ingersoll-Rand Co.	247,500	10,347,975
Quixote Corp.	87,100	1,654,900
SPX Corp. (a)	29,600	4,052,240
		31,916,310
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	128,900	3,727,144
TOTAL INDUSTRIALS		242,126,147
INFORMATION TECHNOLOGY - 10.0%
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	67,500	2,018,250
Mettler-Toledo International, Inc. (a)	100,100	5,190,185
		7,208,435
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	75,900	3,717,582
Semiconductor Equipment & Products - 3.3%
Analog Devices, Inc. (a)	106,700	4,736,413
Atmel Corp. (a)	468,900	3,455,793
DuPont Photomasks, Inc. (a)	59,100	2,567,895
Fairchild Semiconductor International, Inc. Class A (a)	190,500	5,372,100
Integrated Silicon Solution (a)	166,300	2,035,512
Intel Corp.	1,225,600	38,545,120
International Rectifier Corp. (a)	75,800	2,643,904
LAM Research Corp. (a)	426,800	9,910,296
Lattice Semiconductor Corp. (a)	180,000	3,702,600
LSI Logic Corp. (a)	276,500	4,363,170
Micron Technology, Inc. (a)	260,200	8,066,200
NVIDIA Corp. (a)	426,970	28,564,293
Semtech Corp. (a)	169,100	6,035,179
		119,998,475
Software - 6.4%
Computer Associates International, Inc.	2,643,100	91,160,519
Compuware Corp. (a)	990,800	11,681,532
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	1,768,800	$ 117,182,985
Take-Two Interactive Software, Inc. (a)	551,900	8,924,223
		228,949,259
TOTAL INFORMATION TECHNOLOGY		359,873,751
MATERIALS - 2.2%
Chemicals - 0.4%
IMC Global, Inc.	387,000	5,031,000
Lyondell Chemical Co.	312,738	4,481,536
Millennium Chemicals, Inc.	103,000	1,297,800
PolyOne Corp.	299,200	2,932,160
		13,742,496
Construction Materials - 0.1%
Lafarge North America, Inc.	91,900	3,452,683
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	495,900	6,640,101
Phelps Dodge Corp.	844,600	27,365,040
Ryerson Tull, Inc.	697,421	7,671,631
		41,676,772
Paper & Forest Products - 0.5%
Boise Cascade Corp.	179,300	6,097,993
Bowater, Inc.	26,300	1,254,510
Georgia-Pacific Group	448,300	12,377,563
		19,730,066
TOTAL MATERIALS		78,602,017
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	1,077,200	19,540,408
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	1
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	3,480
		19,543,889
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	2,845	113,800
TOTAL TELECOMMUNICATION SERVICES		19,657,689
UTILITIES - 0.2%
Electric Utilities - 0.1%
FirstEnergy Corp.	104,600	3,658,908

	Shares	Value (Note 1)
Water Utilities - 0.1%
American Water Works, Inc.	75,700	$ 3,160,475
TOTAL UTILITIES		6,819,383
TOTAL COMMON STOCKS (Cost $1,764,476,277)		1,924,471,050
Nonconvertible Preferred Stocks - 0.9%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	97,879	10,448,583
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	414	298,080
		10,746,663
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,418,108
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	2,490	2,531,942
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	2,447	1,761,840
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	5,355,350
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	1,022	1,011,780
$130.00 pay-in-kind	778	770,220
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	17,293	8,300,640
		10,082,640
TOTAL TELECOMMUNICATION SERVICES		15,437,990
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $42,928,831)		31,896,543
Corporate Bonds - 19.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 4,940,000	$ 4,402,775
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (g)	Ba3	1,700,000	1,908,250
TOTAL CONSUMER DISCRETIONARY			6,311,025
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	280,000	305,026
Tenet Healthcare Corp. 6% 12/1/05	Ba1	4,710,000	4,654,092
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	2,940,000	2,995,125
7% 5/15/09	B2	3,970,000	4,044,438
			11,998,681
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	4,930,000	2,094,264
Sanmina-SCI Corp. 0% 9/12/20	Ba3	8,520,000	3,162,624
			5,256,888
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	1,045,000	586,454
TOTAL INFORMATION TECHNOLOGY			5,843,342
TOTAL CONVERTIBLE BONDS			24,153,048
Nonconvertible Bonds - 18.3%
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	610,000	530,700
Lear Corp. 7.96% 5/15/05	Ba1	2,280,000	2,314,200
TRW, Inc. 8.75% 5/15/06	Baa2	1,910,000	2,047,386
			4,892,286
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	510,000	535,500
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	2,435,000	2,435,000
Domino's, Inc. 10.375% 1/15/09	B3	1,500,000	1,590,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	$ 4,330,000	$ 4,503,200
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	1,710,000	1,752,750
HMH Properties, Inc. 7.875% 8/1/08	Ba3	1,990,000	1,830,800
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,585,000	5,836,325
International Game Technology 8.375% 5/15/09	Ba1	1,220,000	1,281,000
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,128,600
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	1,110,000	1,065,600
Mandalay Resort Group 9.5% 8/1/08	Ba2	490,000	513,275
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	835,000	851,700
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	7,875,000	6,693,750
9.75% 6/15/07	B3	1,760,000	1,777,600
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	475,000	384,750
Station Casinos, Inc. 8.375% 2/15/08	Ba3	5,940,000	6,058,800
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	610,000	579,500
yankee:
8.625% 12/15/07	Ba3	1,630,000	1,532,200
9% 3/15/07	Ba3	680,000	652,800
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	1,070,000	1,102,100
8.875% 4/15/11	Ba1	1,790,000	1,875,025
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	440,000	446,600
			44,426,875
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	2,480,000	2,557,500
8.875% 4/1/08	Ba2	325,000	335,969
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	420,000	407,400
8% 2/1/09	Ba1	1,040,000	1,019,200
KB Home 8.625% 12/15/08	Ba3	2,140,000	2,140,000
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	1,890,000	1,866,375
Ryland Group, Inc. 9.125% 6/15/11	Ba3	1,340,000	1,380,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Mattress Co.:
9.875% 12/15/07	B2	$ 2,895,000	$ 2,873,288
9.875% 12/15/07 (g)	B2	1,060,000	1,052,050
			13,631,982
Media - 3.0%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	280,000	282,800
10.25% 6/15/11	B2	3,235,000	3,202,650
10.875% 10/1/10	B2	3,515,000	3,576,513
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	1,355,000	1,307,575
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,630,466
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	3,740,000	3,862,709
CanWest Media, Inc. 10.625% 5/15/11	B2	2,420,000	2,565,200
Callahan Nordrhein-Westfalen 0% 7/15/10 (e)	B3	720,000	165,600
Century Communications Corp. 0% 1/15/08	B2	170,000	85,000
Chancellor Media Corp. 8% 11/1/08	Ba1	2,630,000	2,768,075
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	398,325
0% 4/1/11 (e)	B2	8,375,000	6,030,000
0% 5/15/11 (e)	B2	2,950,000	1,799,500
10% 4/1/09	B2	3,990,000	4,089,750
10% 5/15/11	B2	425,000	433,500
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,625,000	1,543,750
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	5,975,000	6,560,132
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	2,290,000	2,255,650
9.875% 4/1/23	B1	1,370,000	1,421,375
10.5% 5/15/16	Ba2	1,130,000	1,231,700
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	3,230,000	742,900
11.75% 12/15/05	Caa3	3,000,000	690,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	4,485,000	4,619,550

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	$ 5,215,000	$ 5,188,925
9.25% 11/1/07	Baa1	1,020,000	1,111,800
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	345,000	345,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	2,275,000	2,377,375
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	620,000	647,900
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,945,813
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,799,552
International Cabletel, Inc. 11.5% 2/1/06	Caa2	2,000,000	640,000
Lamar Media Corp.:
8.625% 9/15/07	B1	100,000	104,500
9.25% 8/15/07	B1	2,275,000	2,354,625
9.625% 12/1/06	Ba3	2,805,000	2,938,238
News America Holdings, Inc. 7.7% 10/30/25	Baa3	4,300,000	4,196,370
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	2,110,000	2,173,300
Quebecor Media, Inc. 11.125% 7/15/11	B2	35,000	37,100
Radio One, Inc. 8.875% 7/1/11	B3	7,970,000	8,288,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	9,048,000	8,505,120
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	4,500,000	5,030,010
Yell Finance BV:
0% 8/1/11 (e)	B2	6,390,000	3,770,100
10.75% 8/1/11	B2	3,520,000	3,766,400
			107,483,648
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	3,000,000	3,070,320
JCPenney Co., Inc.:
6% 5/1/06	Ba2	445,000	396,050
6.125% 11/15/03	Ba2	130,000	126,100
6.9% 8/15/26	Ba2	1,465,000	1,435,700
7.375% 6/15/04	Ba2	620,000	601,400
7.375% 8/15/08	Ba2	135,000	130,275
7.4% 4/1/37	Ba2	1,615,000	1,574,625
7.6% 4/1/07	Ba2	135,000	132,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.95% 4/1/17	Ba2	$ 205,000	$ 181,425
Kmart Corp. 9.375% 2/1/06	Ba2	4,790,000	3,939,775
			11,587,970
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	3,110,000	3,174,377
The William Carter Co. 10.875% 8/15/11 (g)	B3	1,670,000	1,761,850
			4,936,227
TOTAL CONSUMER DISCRETIONARY			186,958,988
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	1,070,000	1,048,600
Cott Corp. yankee 8.5% 5/1/07	-	389,000	398,725
			1,447,325
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	840,000	802,200
9.125% 12/15/11	B2	1,140,000	1,145,700
Kroger Co. 6.8% 4/1/11	Baa3	4,390,000	4,474,947
Rite Aid Corp.:
6% 10/1/03 (g)(h)	Caa2	320,000	301,600
6.125% 12/15/08 (g)	Caa2	1,350,000	965,250
6.875% 8/15/13	Caa2	855,000	624,150
7.125% 1/15/07	Caa2	640,000	537,600
7.625% 4/15/05	Caa2	1,845,000	1,605,150
11.25% 7/1/08	Caa2	3,230,000	3,068,500
			13,525,097
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,395,872
Dean Foods Co.:
6.625% 5/15/09	Baa2	180,000	162,000
8.15% 8/1/07	Baa2	440,000	431,200
Del Monte Corp. 9.25% 5/15/11	B3	1,685,000	1,752,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Kellogg Co. 6.6% 4/1/11	Baa2	$ 1,490,000	$ 1,529,053
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	400,000	406,000
			7,676,525
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,105,000	1,165,775
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	1,170,000	778,050
9% 11/1/06	Caa3	1,350,000	904,500
12% 12/1/05 (g)	Caa1	1,350,000	1,336,500
			4,184,825
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	A2	3,955,000	4,159,988
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,605,490
			7,765,478
TOTAL CONSUMER STAPLES			34,599,250
ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	310,000	255,750
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,610,000	1,581,165
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	890,000	894,450
8.125% 4/1/11	B1	3,610,000	3,483,650
8.375% 11/1/08 (g)	B1	1,350,000	1,329,750
8.5% 3/15/12	B1	2,600,000	2,554,500
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	1,030,000	1,030,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	310,000	285,200
10% 11/1/08 (g)	Ba3	1,190,000	1,249,500
Petro-Canada yankee 7% 11/15/28	A3	1,290,000	1,223,552
Phillips Petroleum Co. 8.75% 5/25/10	A3	1,880,000	2,188,320
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	5,425,000	5,533,500
The Coastal Corp. 9.625% 5/15/12	Baa2	1,775,000	2,046,202
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	1,640,000	1,664,600
			25,064,389
TOTAL ENERGY			25,320,139
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Banks - 1.0%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 1,120,000	$ 1,225,258
BankBoston Corp. 6.625% 2/1/04	A2	1,700,000	1,786,870
Capital One Bank 6.48% 6/28/02	Baa2	1,740,000	1,756,808
Den Danske Bank AS 6.375% 6/15/08 (g)(h)	Aa3	8,340,000	8,509,302
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,730,000	1,861,982
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	523,805
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,329,101
7.125% 4/22/04	Baa2	2,015,000	2,126,490
7.375% 9/17/04	Baa2	615,000	654,717
Long Island Savings Bank FSB 7% 6/13/02	Baa2	3,400,000	3,462,832
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	Aa3	1,660,000	1,680,850
7.816% 11/29/49	A1	3,230,000	3,435,105
Wachovia Corp. 4.95% 11/1/06	A1	5,000,000	4,911,400
			36,264,520
Diversified Financials - 2.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	4,244,305
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	1,710,000	1,658,700
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,340,000	3,452,558
Amvescap PLC:
5.9% 1/15/07 (g)	A2	1,015,000	1,013,325
yankee 6.6% 5/15/05	A2	4,410,000	4,540,007
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,130,000	2,227,746
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	60,000	62,250
8.875% 2/15/08 (g)	Ba3	790,000	819,625
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,511,758
CIT Group, Inc. 5.5% 2/15/04	A2	680,000	698,346
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,975,000	4,263,704

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ComEd Financing II 8.5% 1/15/27	Baa3	$ 2,800,000	$ 2,716,000
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,730,000	1,752,300
7.25% 10/15/31	Baa1	1,265,000	1,332,905
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	2,590,000	2,583,499
Details Capital Corp. 0% 11/15/07 (e)	B3	505,000	479,750
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	1,900,000	1,851,778
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	815,400
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,010,000	1,964,373
7.375% 10/28/09	A2	1,150,000	1,135,372
7.5% 3/15/05	A2	3,850,000	3,938,666
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	1,290,000	1,306,551
6.875% 9/15/11	A2	7,830,000	7,658,132
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	3,180,000	2,671,200
Household Finance Corp.:
6.5% 1/24/06	A2	1,565,000	1,608,961
8% 5/9/05	A2	1,535,000	1,651,522
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,600,000	1,847,920
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	3,900,000	4,258,800
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	2,090,000	2,142,375
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	1,030,000	1,035,150
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,315,000	1,363,261
NiSource Finance Corp. 7.875% 11/15/10	Baa2	4,065,000	4,204,064
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	5,950,000	5,236,000
PTC International Finance II SA yankee 11.25% 12/1/09	B2	870,000	878,700
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	1,760,000	1,798,403
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	Aa1	4,580,000	4,694,317
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,300,000	1,321,541
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp. 6.875% 11/15/28	Baa1	$ 1,980,000	$ 1,811,086
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	3,925,000	3,848,777
			95,399,127
Insurance - 0.1%
MetLife, Inc. 6.125% 12/1/11	A1	1,350,000	1,337,067
The Chubb Corp. 6.8% 11/15/31	Aa3	3,300,000	3,229,050
			4,566,117
Real Estate - 0.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,590,000	1,611,704
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	3,028,588
EOP Operating LP:
6.375% 2/15/03	Baa1	3,600,000	3,710,484
7.75% 11/15/07	Baa1	3,220,000	3,468,520
ERP Operating LP 7.1% 6/23/04	A3	3,980,000	4,175,697
LNR Property Corp. 10.5% 1/15/09	Ba3	2,425,000	2,473,500
Meditrust Corp. 7.82% 9/10/26	Ba3	2,215,000	2,181,775
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	2,350,000	2,373,500
WCI Communities, Inc. 10.625% 2/15/11	B1	2,110,000	2,173,300
			25,197,068
TOTAL FINANCIALS			161,426,832
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	1,010,000	595,900
9.75% 12/1/06	Caa1	1,450,000	1,366,625
11.625% 12/1/06 (g)	B2	1,680,000	1,814,400
Boston Scientific Corp. 6.625% 3/15/05	Baa2	655,000	664,825
			4,441,750
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc.:
11% 1/2/07	-	330,000	332,475
12.25% 1/2/09	-	220,000	237,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	$ 410,000	$ 424,350
DaVita, Inc. 9.25% 4/15/11	B2	1,375,000	1,457,500
Fountain View, Inc. 11.25% 4/15/08 (d)	-	2,330,000	1,188,300
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	1,500,000	1,531,875
8.5% 2/1/08	Ba1	620,000	638,600
10.75% 10/1/08	Ba2	680,000	742,050
Medpartners, Inc. 7.375% 10/1/06	Ba3	1,020,000	1,014,900
Service Corp. International (SCI):
6.3% 3/15/03	B1	780,000	748,800
7.2% 6/1/06	B1	580,000	533,600
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	1,960,000	2,146,200
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	465,000	495,225
Triad Hospitals, Inc. 8.75% 5/1/09	B1	2,325,000	2,418,000
Unilab Corp. 12.75% 10/1/09	B3	470,000	545,200
			14,454,675
TOTAL HEALTH CARE			18,896,425
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	3,465,000	3,586,275
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	1,110,000	957,786
7.73% 9/15/12	Ba2	368,304	273,145
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	895,000	878,514
7.92% 5/18/12	A3	340,000	319,593
			2,429,038
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	6,510,000	6,314,700
7.875% 1/1/09	Ba3	210,000	202,650
8.5% 12/1/08 (g)	Ba3	1,670,000	1,670,000
8.875% 4/1/08	Ba3	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	991,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	1,098,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	2,035,000	2,085,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	B2	$ 1,320,000	$ 1,369,500
8.75% 9/30/09	B2	290,000	298,700
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	510,000	522,750
Pierce Leahy Corp. 9.125% 7/15/07	B2	705,000	734,963
World Color Press, Inc. 7.75% 2/15/09	Baa2	340,000	340,000
			15,822,638
Machinery - 0.1%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	3,790,000	3,817,553
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	450,000	461,250
8.875% 7/15/11	Ba2	4,070,000	4,171,750
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	320,000	264,000
10.25% 11/15/06	Ba3	310,000	234,050
			5,131,050
Road & Rail - 0.4%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,390,000	3,379,661
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,388,816
6.46% 6/22/05	Baa2	5,120,000	5,306,317
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	80,000	87,200
TFM SA de CV yankee 0% 6/15/09 (e)	B1	4,820,000	4,313,900
			15,475,894
TOTAL INDUSTRIALS			46,262,448
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	1,610,000	1,477,175
10.75% 8/1/11	B3	540,000	529,200
Motorola, Inc. 8% 11/1/11 (g)	A3	2,250,000	2,274,480
SBA Communications Corp. 10.25% 2/1/09	B3	1,060,000	911,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	$ 6,500,000	$ 1,430,000
12.5% 11/15/10	B3	1,600,000	816,000
			7,438,455
Computers & Peripherals - 0.1%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	2,050,000	2,101,517
7.65% 8/1/05	Baa2	1,650,000	1,666,038
			3,767,555
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	1,350,000	1,424,250
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	540,000	564,300
10.5% 2/1/09	B2	340,000	358,700
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,745,000
			3,668,000
TOTAL INFORMATION TECHNOLOGY			16,298,260
MATERIALS - 0.7%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	400,000	418,000
Huntsman Corp. 9.5% 7/1/07 (d)(g)	Ca	2,235,000	402,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	560,000	565,600
			1,385,900
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,380,000	1,462,800
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	770,000	723,800
7.35% 5/15/08	B3	330,000	295,350
7.5% 5/15/10	B3	310,000	272,800
7.8% 5/15/18	B3	140,000	115,500
7.85% 5/15/04	B3	1,460,000	1,416,200
8.1% 5/15/07	B3	630,000	567,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	2,185,000	2,370,725
Riverwood International Corp. 10.625% 8/1/07	B3	1,700,000	1,768,000
			8,992,175
Metals & Mining - 0.3%
Century Aluminum Co. 11.75% 4/15/08	Ba3	160,000	165,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	$ 2,630,000	$ 2,334,125
7.5% 11/15/06	B3	460,000	333,500
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	610,000	631,350
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3	170,000	181,050
9.625% 5/15/08	B1	1,552,000	1,664,520
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	5,060,000	4,882,900
			10,193,045
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	190,000	198,550
Potlatch Corp. 6.25% 3/15/02	Baa3	3,320,000	3,286,800
Stone Container Corp. 9.75% 2/1/11	B2	920,000	984,400
			4,469,750
TOTAL MATERIALS			25,040,870
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.2%
AT&T Corp.:
6.5% 3/15/29	A3	3,465,000	3,026,781
8% 11/15/31 (g)	A3	1,010,000	1,042,586
British Telecommunications PLC 8.875% 12/15/30	Baa1	2,580,000	2,960,653
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	3,020,000	3,297,659
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,900,000	3,079,394
9% 8/15/31 (g)	Baa2	1,000,000	1,091,230
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	3,410,000	3,483,417
8% 10/1/10	Baa3	1,950,000	1,968,974
NTL Communications Corp. 11.5% 10/1/08	B3	3,045,000	943,950
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	3,540,000	3,581,843
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	3,010,829
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,000,000	3,142,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	$ 340,000	$ 286,311
TELUS Corp. yankee 8% 6/1/11	Baa2	3,525,000	3,714,998
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	5,205,000	4,424,250
Triton PCS, Inc. 8.75% 11/15/11 (g)	B2	2,150,000	2,150,000
			41,205,375
Wireless Telecommunication Services - 1.3%
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,284,400
Echostar Broadband Corp. 10.375% 10/1/07	B1	12,365,000	12,859,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	3,415,000	2,253,900
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,498,550
0% 2/15/08 (e)	B1	840,000	571,200
Orange PLC yankee 9% 6/1/09	Baa1	3,455,000	3,696,850
PanAmSat Corp. 6% 1/15/03	Baa3	170,000	164,050
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	2,440,000	2,135,000
10.625% 7/15/10	B3	715,000	825,825
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	8,711,000	7,426,128
10.375% 11/15/09	Baa1	4,829,000	5,456,770
			48,172,273
TOTAL TELECOMMUNICATION SERVICES			89,377,648
UTILITIES - 1.5%
Electric Utilities - 1.2%
AES Corp.:
7.375% 6/15/03	Ba1	970,000	921,500
8.75% 6/15/08	Ba1	280,000	246,400
9.375% 9/15/10	Ba1	4,540,000	3,972,500
9.5% 6/1/09	Ba1	5,425,000	4,774,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,836,804
6.73% 12/11/02 (g)	Baa2	4,910,000	5,032,652
CMS Energy Corp.:
7.5% 1/15/09	Ba3	985,000	925,900
8.375% 7/1/03	Ba3	1,755,000	1,737,450
9.875% 10/15/07	Ba3	1,655,000	1,721,200
Edison Mission Energy:
9.875% 4/15/11	Baa3	1,780,000	1,797,800
10% 8/15/08	Baa3	1,660,000	1,676,600
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,520,000	1,475,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Illinois Power Co. 7.5% 6/15/09	Baa2	$ 1,880,000	$ 1,793,445
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,566,494
7.875% 12/15/26 (g)	A3	1,960,000	1,810,158
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	2,330,000	2,306,700
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	1,280,000	1,408,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	675,000	648,000
7.05% 3/1/24	B3	340,000	321,300
7.875% 3/1/02	B3	790,000	774,200
PSI Energy, Inc. 6.65% 6/15/06	A3	2,055,000	2,044,766
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	383,206
			43,174,448
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	885,000	897,567
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,550,000	2,659,803
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,239,560
			4,796,930
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	3,290,000	3,421,600
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	395,000	388,680
7.5% 1/15/31	Baa2	2,635,000	2,551,576
			6,361,856
TOTAL UTILITIES			54,333,234
TOTAL NONCONVERTIBLE BONDS			658,514,094
TOTAL CORPORATE BONDS (Cost $684,929,748)			682,667,142
U.S. Government and Government Agency Obligations - 4.7%

U.S. Government Agency Obligations - 1.0%
Fannie Mae:
5.25% 6/15/06	Aaa	4,720,000	4,806,282

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.5% 2/15/06	Aaa	$ 3,255,000	$ 3,353,659
5.5% 5/2/06	Aa2	4,185,000	4,266,063
6.25% 2/1/11	Aa2	2,115,000	2,148,375
7.25% 5/15/30	Aaa	4,280,000	4,788,669
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,273,740
Freddie Mac:
5.875% 3/21/11	Aa2	9,265,000	9,156,414
6.875% 9/15/10	Aaa	1,400,000	1,510,908
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,958,481
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			35,262,591
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.17% 1/3/02 to 3/21/02	-	5,650,000	5,638,961
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	8,050,000	8,690,217
7.625% 2/15/25	Aaa	1,290,000	1,593,756
8.125% 8/15/19	Aaa	22,210,000	28,043,679
8.875% 8/15/17	Aaa	2,000,000	2,656,880
10% 5/15/10	Aaa	9,600,000	11,340,000
11.75% 2/15/10 (callable)	Aaa	13,045,000	15,953,644
12% 8/15/13	Aaa	3,740,000	5,217,898
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	5,500,000	5,300,625
5% 2/15/11	Aaa	16,215,000	16,154,194
5% 8/15/11	Aaa	11,050,000	11,015,414
6.125% 8/15/07	Aaa	785,000	843,875
6.5% 10/15/06	Aaa	4,140,000	4,502,250
7% 7/15/06	Aaa	13,980,000	15,456,568
7.25% 8/15/04	Aaa	1,404,000	1,532,550
TOTAL U.S. TREASURY OBLIGATIONS			133,940,511
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $165,068,267)			169,203,102
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 6.8%
6% 6/1/13 to 1/1/29	Aaa	44,714,905	44,472,282
6.5% 5/1/23 to 10/1/31	Aaa	110,121,121	110,291,619
7% 8/1/13 to 9/1/31	Aaa	59,429,089	60,663,481
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 7/1/16 to 10/1/30	Aaa	$ 23,946,150	$ 24,784,328
8% 1/1/26 to 6/1/30	Aaa	3,616,653	3,793,404
TOTAL FANNIE MAE			244,005,114
Freddie Mac - 0.2%
7.5% 5/1/17 to 11/1/30	Aaa	8,767,888	9,067,451
8% 7/1/17 to 5/1/27	Aaa	308,033	323,852
8.5% 7/1/22 to 6/1/23	Aaa	22,763	24,427
TOTAL FREDDIE MAC			9,415,730
Government National Mortgage Association - 2.5%
6% 12/15/08 to 6/15/09	Aaa	1,625,242	1,644,630
6.5% 6/15/08 to 8/15/27	Aaa	27,446,063	27,787,693
7% 7/15/28 to 7/15/31	Aaa	19,770,957	20,194,978
7% 1/1/31	Aaa	12,434,979	12,687,565
7% 1/1/32	Aaa	3,526,700	3,598,336
7.5% 9/15/22 to 8/15/28	Aaa	13,147,953	13,649,049
8% 5/15/25 to 1/15/31	Aaa	6,245,910	6,539,015
8.5% 12/15/16 to 12/15/30	Aaa	2,329,577	2,470,427
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			88,571,693
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $333,723,903)			341,992,537
Asset-Backed Securities - 0.6%

Airplanes pass thru trust 10.875% 3/15/19	B2	419,773	54,570
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,754,478
CIT Marine Trust 5.8% 4/15/10	Aaa	4,262,437	4,350,350
CPS Auto Receivables Trust 6% 8/15/03	Aaa	609,366	609,557
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	4,600,000	4,740,156
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	4,285,000	4,399,371
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	1,055,000	1,087,351
7.03% 11/15/03	Aaa	704,000	713,900
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (g)(h)	Baa2	155,974	155,609

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	$ 2,650,000	$ 2,806,516
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	710,316	725,410
TOTAL ASSET-BACKED SECURITIES (Cost $23,227,812)			23,397,268
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (g)(h)	Ba3	612,008	292,574
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,283,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,570,750
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	3,842,127	4,041,418
TOTAL U.S. GOVERNMENT AGENCY			9,895,668
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,610,585)			10,188,242
Commercial Mortgage Securities - 1.6%

Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (h)(i)	Aaa	45,443,862	2,872,193
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(h)	-	1,900,000	1,284,875
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class D, 0% 2/25/43 (g)(h)	BBB	1	1
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 0% 11/28/02 (g)(h)	-	0	0
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,164,766
Class B, 7.48% 2/1/08	A	2,320,000	2,434,097
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	2,500,000	2,405,768
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,065,638
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,689,219
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,418,953
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,263,938
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (g)(h)	-	1,600,000	1,244,000
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (g)(i)	Aaa	21,082,052	756,812
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (g)(h)	-	500,000	50,000
Series 1997-B Class E, 0% 9/15/19 (g)(h)	-	301,838	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (g)	BBB-	2,138,389	2,020,778
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(h)	-	1,300,000	962,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	750,000	726,328

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(h)	Baa3	$ 4,930,000	$ 4,640,363
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(h)(i)	Aaa	50,235,000	2,032,950
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,879,768	2,918,015
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	695,000	669,207
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	285,000	279,249
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,040,767
Class L, 7.9% 11/15/26 (g)	-	1,133,000	635,896
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	2,390,000	2,459,366
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,295,813
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	4,068,500
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,346,641
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $57,677,019)			55,746,133
Foreign Government and Government Agency Obligations (j) - 0.4%

Chilean Republic 7.125% 1/11/12	Baa1	1,590,000	1,627,365
Newfoundland Province yankee 11.625% 10/15/07	Aa1	2,000,000	2,584,460
Quebec Province:
5.75% 2/15/09	A1	2,500,000	2,506,900
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A1	$ 2,620,000	$ 2,870,472
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	3,088,550
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,358,999)			12,677,747
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.94% (c)	164,349,493	164,349,493
Fidelity Money Market Central Fund, 2.33% (c)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $288,209,655)		288,209,655
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,382,211,096)		3,540,449,419
NET OTHER ASSETS - 1.4%		50,597,340
NET ASSETS - 100%		$ 3,591,046,759
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,447,727 or 3.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	19.3%	AAA, AA, A	18.1%
Baa	6.4%	BBB	6.3%
Ba	3.3%	BB	3.0%
B	6.1%	B	6.6%
Caa	0.7%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,787,501,291 and $4,158,044,290, respectively, of which long-term U.S. government and government agency obligations aggregated $783,384,800 and $1,045,992,398, respectively.

The market value of futures contracts opened and closed during the period amounted to $765,344,026 and $904,774,223, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $140,674 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,745,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,553,000. The weighted average interest rate was 4.32%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,390,830,376. Net unrealized appreciation aggregated $149,619,043, of which $251,376,599 related to appreciated investment securities and $101,757,556 related to depreciated investment securities.

The fund hereby designates approximately $62,253,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $168,073,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $3,382,211,096) - See accompanying schedule		$ 3,540,449,419
Cash		352,818
Receivable for investments sold		78,516,167
Receivable for fund shares sold		1,751,396
Dividends receivable		1,591,714
Interest receivable		18,651,302
Other receivables		56
Total assets		3,641,312,872
Liabilities
Payable for investments purchased Regular delivery	$ 29,774,255
Delayed delivery	16,301,314
Payable for fund shares redeemed	2,296,238
Accrued management fee	1,581,530
Distribution fees payable	5,117
Other payables and accrued expenses	307,659
Total liabilities		50,266,113
Net Assets		$ 3,591,046,759
Net Assets consist of:
Paid in capital		$ 3,473,672,151
Undistributed net investment income		144,946,442
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,808,636)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,236,802
Net Assets		$ 3,591,046,759
Initial Class: Net Asset Value, offering price and redemption price per share ($3,547,729,625 ÷ 244,565,552 shares)		$14.51
Service Class: Net Asset Value, offering price and redemption price per share ($31,324,375 ÷ 2,173,329 shares)		$14.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,992,759 ÷ 835,331 shares)		$14.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 25,271,892
Interest		131,600,641
Security lending		9,940
Total income		156,882,473
Expenses
Management fee	$ 19,936,689
Transfer agent fees	2,510,792
Distribution fees	50,969
Accounting and security lending fees	643,336
Custodian fees and expenses	101,353
Audit	49,394
Legal	23,732
Interest	1,333
Miscellaneous	715,751
Total expenses before reductions	24,033,349
Expense reductions	(326,608)	23,706,741
Net investment income		133,175,732
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,540,523)
Foreign currency transactions	2,952
Futures contracts	(49,909,591)	(186,447,162)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(133,104,380)
Assets and liabilities in foreign currencies	(317)
Futures contracts	8,113,538	(124,991,159)
Net gain (loss)		(311,438,321)
Net increase (decrease) in net assets resulting from operations		$ (178,262,589)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 133,175,732	$ 169,689,841
Net realized gain (loss)	(186,447,162)	71,952,466
Change in net unrealized appreciation (depreciation)	(124,991,159)	(417,674,101)
Net increase (decrease) in net assets resulting from operations	(178,262,589)	(176,031,794)
Distributions to shareholders From net investment income	(165,533,467)	(155,528,551)
From net realized gain	(62,082,268)	(361,637,025)
Total distributions	(227,615,735)	(517,165,576)
Share transactions - net increase (decrease)	(166,612,262)	(103,868,167)
Total increase (decrease) in net assets	(572,490,586)	(797,065,537)
Net Assets
Beginning of period	4,163,537,345	4,960,602,882
End of period (including undistributed net investment income of $144,946,442 and $177,028,055, respectively)	$ 3,591,046,759	$ 4,163,537,345

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	14,430,722	$ 210,075,603	15,773,125	$ 262,419,927
Reinvested	14,767,544	225,648,078	31,454,002	514,587,479
Redeemed	(42,543,930)	(613,757,840)	(53,688,174)	(896,416,716)
Net increase (decrease)	(13,345,664)	$ (178,034,159)	(6,461,047)	$ (119,409,310)
Service Class Sold	570,655	$ 8,204,922	741,504	$ 12,184,248
Reinvested	110,168	1,674,550	157,694	2,567,255
Redeemed	(429,185)	(6,155,901)	(251,421)	(4,163,614)
Net increase (decrease)	251,638	$ 3,723,571	647,777	$ 10,587,889
Service Class 2 A Sold	583,205	$ 8,374,378	312,250	$ 5,136,587
Reinvested	19,334	293,107	666	10,842
Redeemed	(68,344)	(969,159)	(11,780)	(194,175)
Net increase (decrease)	534,195	$ 7,698,326	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 164,107,693		$ 154,762,338
Service Class		1,212,605		762,991
Service Class 2 A		213,169		3,222
Total		$ 165,533,467		$ 155,528,551
From net realized gain Initial Class		$ 61,540,385		$ 359,825,141
Service Class		461,945		1,804,264
Service Class 2 A		79,938		7,620
Total		$ 62,082,268		$ 361,637,025
		$ 227,615,735		$ 517,165,576

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Income from Investment Operations
Net investment income E	.51	.62	.59	.59	.57
Net realized and unrealized gain (loss)	(1.13)	(1.30)	1.28	1.84	2.58
Total from investment operations	(.62)	(.68)	1.87	2.43	3.15
Less Distributions
From net investment income	(.64)	(.60) G	(.60)	(.57)	(.59)
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	(1.48)
Total distributions	(.88)	(1.98)	(1.36)	(2.28)	(2.07)
Net asset value, end of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Total Return C, D	(4.15)%	(3.87)%	11.09%	15.05%	20.65%
Ratios to Average Net Assets H
Expenses before expense reductions	.64%	.61%	.63%	.64%	.65%
Expenses net of voluntary waivers, if any	.64%	.61%	.63%	.64%	.65%
Expenses net of all reductions	.63%	.61%	.62%	.63%	.64%
Net investment income	3.53%	3.73%	3.36%	3.46%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937
Portfolio turnover rate	108%	76%	94%	113%	101%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income E	.49	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.12)	(1.31)	1.29	1.82	.29
Total from investment operations	(.63)	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.63)	(.59) G	(.60)	(.57)	-
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	-
Total distributions	(.87)	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C, D	(4.24)%	(4.06)%	11.01%	14.82%	2.22%
Ratios to Average Net Assets H
Expenses before expense reductions	.74%	.72%	.74%	.78%	.75% A
Expenses net of voluntary waivers, if any	.74%	.72%	.74%	.78%	.75% A
Expenses net of all reductions	.73%	.71%	.73%	.77%	.75% A
Net investment income	3.43%	3.62%	3.25%	3.49%	3.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,324	$ 30,583	$ 23,677	$ 5,801	$ 10
Portfolio turnover rate	108%	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income E	.46	.53
Net realized and unrealized gain (loss)	(1.11)	(.84)
Total from investment operations	(.65)	(.31)
Less Distributions
From net investment income	(.64)	(.59) G
From net realized gain	(.24)	(1.38) G
Total distributions	(.88)	(1.97)
Net asset value, end of period	$ 14.36	$ 15.89
Total Return B, C,D	(4.38)%	(1.97)%
Ratios to Average Net Assets H
Expenses before expense reductions	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.88% A
Expenses net of all reductions	.89%	.88% A
Net investment income	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,993	$ 4,785
Portfolio turnover rate	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gain/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 128,014,622
Capital loss carryforwards	$ (168,072,621)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 164,107,693	$ 61,540,385
Service Class	1,212,605	461,945
Service Class 2	213,169	79,938
	$ 165,533,467	$ 62,082,268

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $6,812,771 decrease to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Asset Manager Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .53% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 30,870
Service Class 2	20,099
$ 50,969

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 2,482,628
Service Class	21,776
Service Class 2	6,388
$ 2,510,792

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,856,960 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Asset Manager Portfolio

Notes to Financial Statements - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid $299,760 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $26,848.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 21% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 19% of the total outstanding shares of the fund.

Asset Manager Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asset Manager Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for
William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1988

President of VIP Asset Manager. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1988

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Asset Manager Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Habermann managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

John J. Todd (52)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS
Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1989 Assistant Treasurer of VIP Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Asset Manager Portfolio

Distributions

A total of 10.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 14%, Service Class designates 14%, and Service Class 2 designates 13% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Asset Manager Portfolio

Asset Manager Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0202 154142
1.540206.104

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-12.28%	10.44%	15.75%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,826 - a 178.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class	-12.36%	10.35%	15.68%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,715 - a 177.15% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class 2	-12.47%	10.30%	15.64%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,646 - a 176.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2001, the fund's return slightly lagged the Standard & Poor's 500 Index - which returned -11.89% - and beat the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. What factors shaped the fund's performance?

A. I anticipated the difficult corporate earnings environment in 2001 - particularly in the technology sector - and, as a result, had the fund positioned conservatively as the year began. The fund's heavy emphasis on consumer staples, financials and health care companies - as well as its low weighting in technology - helped it perform well through the first three quarters of the year. But aggressive monetary easing following the tragedy of September 11 caused the market to shift dramatically toward technology, and the sector rallied sharply. With its low tech exposure, the fund gave up all of its gains from earlier in the year relative to the S&P 500, but still finished well ahead of the competition. The fund outperformed its peer group average during the period because many peers held higher weightings in technology.

Q. Why were you so cautious on technology?

A. I didn't think the rich valuations within the sector reflected the slower growth rates of most companies. Tech and telecommunications stocks traded at extremely high valuations throughout 1999 and 2000, and these high valuations attracted huge waves of new capital and capacity to the sector. So when demand fell during 2001, profits collapsed. Some leading companies - including EMC and Sun Microsystems - fell by as much as 50%. In retrospect, my cautious approach - the fund's average exposure to tech stocks was around 8% during the period - was the right call as technology stocks declined 30% in 2001. The fund did not own positions in EMC or Sun at the end of the period.

Q. On average, health care and finance were the fund's largest sector exposures during the period. How did the fund's investments in each area perform?

A. Within health care, the fund benefited from its positions in hospital stocks, but those gains were muted by the poor performance of pharmaceuticals. Two of the fund's leading hospital stocks during the period were HCA and Tenet Healthcare, both of which prospered from favorable demographics, strong market positions, excellent cost control and more free cash flow. Finance stocks, meanwhile, outperformed the overall market as lower interest rates contributed to improved margins and increased refinancing activity. The fund's stakes in Fannie Mae and Fifth Third Bancorp, for example, were solid performers in 2001. Insurance stocks American International Group and Berkshire Hathaway also helped, as profits for both companies accelerated due to firmer industry pricing trends.

Q. Where else did you look for opportunities?

A. My concerns about technology stocks led me to work harder to find good growth stories outside that sector. As always, I looked for companies experiencing positive fundamental change and accelerating earnings growth. One example was defense company Lockheed Martin, which continued to improve its overall business profile by cutting costs, increasing free cash flow and selling underperforming, non-strategic businesses. The fund's largest service-related position - First Data - also helped performance as the company's Western Union and credit card processing divisions grew profits nicely.

Q. Which stocks were disappointments?

A. I try to learn from my mistakes every year, and this year's lesson was that high valuations leave no room for earnings disappointments. The fund's investment in American Tower, for example, performed poorly as the stock was expensive and business suffered from the slowing economy. Other disappointments included drugmaker Schering-Plough - which ran into patent protection issues and manufacturing problems - and drugstore chain CVS, which declined due to a pharmacist shortage and the weak economy. I had sold off both positions by year-end.

Q. What's your outlook going forward?

A. I'll most likely continue to emphasize growth companies and turnaround situations outside of the technology sector. The aggressive monetary stimulus last year - in the form of 11 interest rate cuts - coupled with the absence of inflation could result in a more stable market. Both corporate and consumer debt levels, however, are quite high, which could mute any recovery. My biggest concerns for 2002 are uncertain profit growth and high valuations. I would caution investors from assuming significant stock market appreciation this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2001, more than $8.4 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Exide Technologies	100	$ 123
Gentex Corp. (a)	153,500	4,103,055
Michelin SA (Compagnie Generale des Etablissements) Series B	196,706	6,499,036
		10,602,214
Automobiles - 1.2%
Harley-Davidson, Inc.	532,300	28,909,213
Honda Motor Co. Ltd.	516,400	21,045,881
Nissan Motor Co. Ltd.	1,893,000	9,991,911
Toyota Motor Corp.	1,680,700	42,824,234
		102,771,239
Hotels, Restaurants & Leisure - 0.6%
AFC Enterprises, Inc.	128,300	3,642,437
Aztar Corp. (a)	97,600	1,786,080
CBRL Group, Inc.	40,700	1,198,208
CEC Entertainment, Inc. (a)	2,100	91,119
Cheesecake Factory, Inc. (a)	164,700	5,726,619
Darden Restaurants, Inc.	119,200	4,219,680
Friendly Ice Cream Corp. (a)	204,600	810,216
Harrah's Entertainment, Inc. (a)	39,800	1,472,998
International Game Technology (a)	77,000	5,259,100
Krispy Kreme Doughnuts, Inc. (a)	15,400	680,680
McDonald's Corp.	192,200	5,087,534
MGM Mirage, Inc. (a)	99,500	2,872,565
P.F. Chang's China Bistro, Inc. (a)	267,750	12,664,575
Ryan's Family Steak Houses, Inc. (a)	188,500	4,081,025
Starwood Hotels & Resorts Worldwide, Inc. unit	61,100	1,823,835
		51,416,671
Household Durables - 1.8%
Beazer Homes USA, Inc. (a)	62,900	4,602,393
Blyth, Inc.	69,000	1,604,250
Centex Corp.	421,800	24,080,562
D.R. Horton, Inc.	105,700	3,431,022
Furniture Brands International, Inc. (a)	18,400	589,168
Harman International Industries, Inc.	724,100	32,656,910
KB Home	33,800	1,355,380
Lennar Corp.	413,800	19,374,116
Mohawk Industries, Inc. (a)	603,120	33,099,226
Newell Rubbermaid, Inc.	332,600	9,169,782
Nintendo Co. Ltd.	53,300	9,290,157
Schuler Homes, Inc. Class A (a)	189,400	3,759,590
Whirlpool Corp.	137,200	10,060,876
		153,073,432
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	447,700	29,951,130
Lands' End, Inc. (a)	131,500	6,596,040
		36,547,170

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.3%
Mattel, Inc.	1,312,300	$ 22,571,560
Media - 2.6%
Charter Communications, Inc. Class A (a)	2,280,000	37,460,400
Comcast Corp. Class A (special) (a)	1,546,100	55,659,600
Cox Communications, Inc. Class A (a)	27,500	1,152,525
E.W. Scripps Co. Class A	247,700	16,348,200
Hispanic Broadcasting Corp. (a)	103,000	2,626,500
Liberty Media Corp. Class A (a)	1,467,200	20,540,800
Mediacom Communications Corp. Class A (a)	604,400	11,036,344
Omnicom Group, Inc.	203,000	18,138,050
Univision Communications, Inc. Class A (a)	227,900	9,220,834
USA Networks, Inc. (a)	205,500	5,612,205
Viacom, Inc. Class B (non-vtg.) (a)	881,236	38,906,569
		216,702,027
Multiline Retail - 0.6%
99 Cents Only Stores (a)	334,800	12,755,880
Costco Wholesale Corp. (a)	86,600	3,843,308
Kohls Corp. (a)	309,100	21,773,004
Nordstrom, Inc.	102,200	2,067,506
Stein Mart, Inc. (a)	435,500	3,640,780
Wal-Mart Stores, Inc.	75,200	4,327,760
		48,408,238
Specialty Retail - 2.5%
AutoZone, Inc. (a)	444,600	31,922,280
Bed Bath & Beyond, Inc. (a)	550,200	18,651,780
Best Buy Co., Inc. (a)	186,100	13,860,728
CDW Computer Centers, Inc. (a)	76,900	4,130,299
Charming Shoppes, Inc. (a)	930,900	4,943,079
Copart, Inc. (a)	316,500	11,511,105
Footstar, Inc. (a)	361,200	11,305,560
Gap, Inc.	825,700	11,510,258
Home Depot, Inc.	43,610	2,224,546
Lowe's Companies, Inc.	695,000	32,254,950
Michaels Stores, Inc. (a)	162,800	5,364,260
Ross Stores, Inc.	73,800	2,367,504
Staples, Inc. (a)	159,500	2,982,650
Talbots, Inc.	176,500	6,398,125
The Bombay Company, Inc. (a)	505,500	1,152,540
The Pep Boys - Manny, Moe & Jack	550,100	9,434,215
TJX Companies, Inc.	884,600	35,260,156
Toys 'R' Us, Inc. (a)	2,500	51,850
		205,325,885
Textiles & Apparel - 0.3%
Coach, Inc. (a)	102,931	4,012,250
Delta Apparel, Inc.	8,870	185,383
Delta Woodside Industries, Inc. (a)	88,700	78,056
Liz Claiborne, Inc.	261,600	13,014,600
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Tommy Hilfiger Corp. (a)	292,600	$ 4,023,250
Wolverine World Wide, Inc.	326,400	4,912,320
		26,225,859
TOTAL CONSUMER DISCRETIONARY		873,644,295
CONSUMER STAPLES - 14.7%
Beverages - 4.9%
Anheuser-Busch Companies, Inc.	1,344,000	60,762,240
Diageo PLC	2,971,623	33,964,462
Molson, Inc. Class A	1,123,100	19,757,979
Pepsi Bottling Group, Inc.	2,488,300	58,475,050
PepsiCo, Inc.	4,846,550	235,978,514
		408,938,245
Food & Drug Retailing - 2.3%
Albertson's, Inc.	722,800	22,760,972
Coles Myer Ltd.	1,920,460	8,237,736
Fleming Companies, Inc.	526,918	9,747,983
George Weston Ltd.	437,100	28,396,670
J. Sainsbury PLC	5,087,892	27,113,173
Loblaw Companies Ltd.	240,140	7,845,740
Performance Food Group Co. (a)	201,100	7,072,687
Safeway PLC	1,780,314	8,294,839
Sysco Corp.	473,400	12,412,548
Tesco PLC	4,653,300	16,870,260
Walgreen Co.	69,200	2,329,272
Whole Foods Market, Inc. (a)	894,900	38,981,844
William Morrison Supermarkets PLC	1,899,534	5,579,843
		195,643,567
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	148,400	6,237,252
Bunge Ltd.	19,900	463,272
Cadbury Schweppes PLC	3,160,234	20,153,697
Dreyer's Grand Ice Cream, Inc.	12,416	478,140
Hershey Foods Corp.	541,300	36,646,010
Hormel Foods Corp.	34,800	935,076
J.M. Smucker Co.	36,300	1,284,294
Kellogg Co.	97,200	2,925,720
Kraft Foods, Inc. Class A	1,695,470	57,696,844
Nestle SA (Reg.)	202,781	43,306,271
Smithfield Foods, Inc. (a)	114,500	2,523,580
Wm. Wrigley Jr. Co.	630,700	32,399,059
		205,049,215
Household Products - 2.7%
Colgate-Palmolive Co.	3,880,930	224,123,708
Personal Products - 2.4%
Avon Products, Inc.	2,671,828	124,240,002

	Shares	Value (Note 1)
Estee Lauder Companies, Inc. Class A	267,000	$ 8,560,020
Gillette Co.	2,063,300	68,914,220
		201,714,242
TOTAL CONSUMER STAPLES		1,235,468,977
ENERGY - 8.5%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	174,200	6,353,074
BJ Services Co. (a)	122,200	3,965,390
ENSCO International, Inc.	380,600	9,457,910
Hanover Compressor Co. (a)	752,800	19,015,728
Noble Drilling Corp. (a)	133,800	4,554,552
Schlumberger Ltd. (NY Shares)	137,300	7,544,635
Smith International, Inc. (a)	23,100	1,238,622
		52,129,911
Oil & Gas - 7.9%
Alberta Energy Co. Ltd.	3,516,920	132,956,193
BP PLC sponsored ADR	3,679,932	171,153,637
Burlington Resources, Inc.	487,590	18,304,129
Canadian Natural Resources Ltd.	103,870	2,500,163
ChevronTexaco Corp.	20,295	1,818,635
Equitable Resources, Inc.	314,100	10,701,387
Exxon Mobil Corp.	4,514,442	177,417,571
Murphy Oil Corp.	251,600	21,144,464
Noble Affiliates, Inc.	288,900	10,195,281
Phillips Petroleum Co.	159,500	9,611,470
Storm Energy, Inc. (a)	102,100	609,418
Suncor Energy, Inc.	1,800,220	59,268,364
Talisman Energy, Inc.	304,370	11,569,732
Valero Energy Corp.	924,700	35,249,564
		662,500,008
TOTAL ENERGY		714,629,919
FINANCIALS - 15.8%
Banks - 5.0%
Australia & New Zealand Banking Group Ltd.	1,029,961	9,366,636
Bank of America Corp.	67,200	4,230,240
Bank of Ireland	772,797	7,180,857
Bank One Corp.	2,278,500	88,975,425
Barclays PLC	164,300	5,442,273
Commerce Bancorp, Inc., New Jersey	862,484	33,930,121
Compass Bancshares, Inc.	24,700	699,010
Credit Suisse Group (Reg.)	81,880	3,497,288
Fifth Third Bancorp	1,335,580	82,245,016
Golden West Financial Corp., Delaware	648,400	38,158,340
Lloyds TSB Group PLC	2,064,400	22,423,017
M&T Bank Corp.	193,600	14,103,760
NetBank, Inc. (a)	207,700	2,176,696
North Fork Bancorp, Inc.	458,600	14,670,614
Royal Bank of Scotland Group PLC	2,150,213	52,345,473
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
SouthTrust Corp.	747,200	$ 18,433,424
Synovus Financial Corp.	197,400	4,944,870
TCF Financial Corp.	101,900	4,889,162
U.S. Bancorp, Delaware	733,394	15,349,936
		423,062,158
Diversified Financials - 4.2%
Alliance Data Systems Corp.	27,000	517,050
Allied Capital Corp.	20,500	533,000
American Express Co.	2,000	71,380
Capital One Financial Corp.	747,300	40,316,835
Citigroup, Inc.	171,315	8,647,981
Daiwa Securities Group, Inc.	1,860,000	9,732,968
Doral Financial Corp.	336,000	10,486,560
Fannie Mae	1,347,700	107,142,150
Household International, Inc.	1,889,190	109,459,669
MBNA Corp.	123,400	4,343,680
Merrill Lynch & Co., Inc.	2,000	104,240
Moody's Corp.	279,400	11,136,884
Nikko Cordial Corp.	922,000	4,096,377
Nomura Holdings, Inc.	448,000	5,716,108
USA Education, Inc.	500,100	42,018,402
		354,323,284
Insurance - 5.9%
ACE Ltd.	106,900	4,292,035
AFLAC, Inc.	2,000	49,120
Allstate Corp.	207,000	6,975,900
American International Group, Inc.	1,580,584	125,498,370
Berkshire Hathaway, Inc.:
Class A (a)	2,577	194,821,200
Class B (a)	2,800	7,070,000
Everest Re Group Ltd.	416,480	29,445,136
IPC Holdings Ltd.	117,800	3,486,880
MBIA, Inc.	39,750	2,131,793
MetLife, Inc.	2,027,300	64,224,864
Ohio Casualty Corp.	76,700	1,231,035
PartnerRe Ltd.	81,300	4,390,200
RenaissanceRe Holdings Ltd.	215,255	20,535,327
SAFECO Corp.	181,200	5,644,380
Swiss Reinsurance Co. (Reg.)	152,614	15,375,566
Unitrin, Inc.	11,000	434,720
XL Capital Ltd. Class A	82,500	7,537,200
Zenith National Insurance Corp.	127,700	3,567,938
		496,711,664
Real Estate - 0.7%
AvalonBay Communities, Inc.	97,500	4,612,725
Equity Office Properties Trust	180,000	5,414,400

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	1,515,600	$ 43,512,876
ResortQuest International, Inc. (a)	192,100	914,396
		54,454,397
TOTAL FINANCIALS		1,328,551,503
HEALTH CARE - 18.9%
Biotechnology - 1.0%
Cephalon, Inc. (a)	172,900	13,068,647
Charles River Labs International, Inc. (a)	466,900	15,631,812
Enzon, Inc. (a)	77,300	4,350,444
Genentech, Inc. (a)	244,100	13,242,425
Gilead Sciences, Inc. (a)	177,690	11,677,787
IDEC Pharmaceuticals Corp. (a)	245,260	16,905,772
Neurocrine Biosciences, Inc. (a)	181,000	9,287,110
QLT, Inc. (a)	20,400	519,100
Serologicals Corp. (a)	21,400	460,100
		85,143,197
Health Care Equipment & Supplies - 3.4%
Amersham PLC	509,700	4,931,409
Apogent Technologies, Inc.	102,900	2,654,820
Baxter International, Inc.	342,400	18,362,912
Becton, Dickinson & Co.	282,900	9,378,135
Bio-Rad Laboratories, Inc. Class A (a)	95,900	6,070,470
Biomet, Inc.	573,200	17,711,880
Cooper Companies, Inc.	279,700	13,979,406
Cyberonics, Inc. (a)	2,000	53,060
Cytyc Corp. (a)	667,200	17,413,920
DENTSPLY International, Inc.	526,966	26,453,693
Disetronic Holding AG (Reg.)	6,155	5,120,503
Edwards Lifesciences Corp. (a)	20,300	560,889
Guidant Corp. (a)	182,500	9,088,500
ICU Medical, Inc. (a)	67,300	2,994,850
Luxottica Group Spa sponsored ADR	343,960	5,668,461
Medtronic, Inc.	208,134	10,658,542
Ocular Sciences, Inc. (a)	10,900	253,970
Resmed, Inc. (a)	21,000	1,132,320
Smith & Nephew PLC	6,534,753	39,485,592
St. Jude Medical, Inc. (a)	249,988	19,411,568
Sybron Dental Specialties, Inc. (a)	390,833	8,434,176
Therasense, Inc.	101,700	2,522,160
Varian Medical Systems, Inc. (a)	301,500	21,484,890
Zimmer Holdings, Inc. (a)	1,356,977	41,442,078
		285,268,204
Health Care Providers & Services - 5.6%
Accredo Health, Inc. (a)	24,600	976,620
AdvancePCS Class A (a)	101,700	2,984,895
American Healthways, Inc. (a)	6,200	198,028
AMN Healthcare Services, Inc.	159,600	4,373,040
Caremark Rx, Inc. (a)	685,664	11,183,180
Community Health Systems, Inc. (a)	869,300	22,167,150
Dianon Systems, Inc. (a)	35,700	2,170,560
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	1,840,016	$ 70,914,217
Health Management Associates, Inc. Class A (a)	1,723,190	31,706,696
HealthSouth Corp. (a)	305,200	4,523,064
ICON PLC sponsored ADR (a)	20,300	605,143
Laboratory Corp. of America Holdings (a)	118,000	9,540,300
Manor Care, Inc. (a)	595,700	14,124,047
Matria Healthcare, Inc. (a)	600	20,778
Maximus, Inc. (a)	55,200	2,321,712
McKesson Corp.	138,900	5,194,860
Patterson Dental Co. (a)	1,378,400	56,417,912
PDI, Inc. (a)	9,500	212,040
Pediatrix Medical Group (a)	64,800	2,198,016
Quest Diagnostics, Inc. (a)	362,500	25,994,875
Rightchoice Managed Care, Inc. (a)	1,500	104,985
Tenet Healthcare Corp. (a)	1,664,900	97,762,928
UnitedHealth Group, Inc.	1,344,600	95,157,342
Wellpoint Health Networks, Inc. (a)	41,800	4,884,330
		465,736,718
Pharmaceuticals - 8.9%
Abbott Laboratories	424,100	23,643,575
Altana AG	175,050	8,741,647
American Home Products Corp.	1,307,000	80,197,520
AstraZeneca PLC sponsored ADR	753,300	35,103,780
Aventis SA (France)	357,200	25,361,201
Barr Laboratories, Inc. (a)	158,900	12,610,304
Biovail Corp. (a)	343,520	19,191,881
Bristol-Myers Squibb Co.	25,700	1,310,700
Elan Corp. PLC sponsored ADR (a)	1,529,200	68,905,752
Eli Lilly & Co.	14,400	1,130,976
Forest Laboratories, Inc. (a)	623,800	51,120,410
InterMune, Inc. (a)	268,600	13,231,236
Johnson & Johnson	2,165,000	127,951,500
King Pharmaceuticals, Inc. (a)	192,233	8,098,776
Mylan Laboratories, Inc.	90,000	3,375,000
Novartis AG sponsored ADR	1,648,800	60,181,200
Pfizer, Inc.	4,283,465	170,696,080
Pharmaceutical Resources, Inc. (a)	200,400	6,773,520
Sanofi-Synthelabo SA	181,889	13,592,319
Schering AG	130,700	6,946,483
Teva Pharmaceutical Industries Ltd. sponsored ADR	203,100	12,517,053
		750,680,913
TOTAL HEALTH CARE		1,586,829,032
INDUSTRIALS - 14.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc. (a)	12,000	926,400

	Shares	Value (Note 1)
Curtiss-Wright Corp. Class B	402	$ 18,693
Lockheed Martin Corp.	3,792,940	177,016,510
		177,961,603
Air Freight & Couriers - 0.1%
Expeditors International of Washington, Inc.	33,616	1,914,431
United Parcel Service, Inc. Class B	91,100	4,964,950
		6,879,381
Airlines - 1.1%
British Airways PLC	1,011,248	2,871,135
Ryanair Holdings PLC sponsored ADR (a)	1,709,420	54,786,911
Southwest Airlines Co.	2,082,730	38,488,850
		96,146,896
Building Products - 0.1%
American Standard Companies, Inc. (a)	136,400	9,306,572
Commercial Services & Supplies - 4.8%
Administaff, Inc. (a)	37,600	1,030,616
Advisory Board Co.	82,300	2,279,710
Automatic Data Processing, Inc.	2,133,100	125,639,590
Avery Dennison Corp.	88,400	4,997,252
Brambles Industries Ltd.	831,013	4,413,311
Career Education Corp. (a)	273,800	9,385,864
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	452,100
Certegy, Inc. (a)	161,800	5,536,796
Cintas Corp.	691,100	33,172,800
Concord EFS, Inc. (a)	267,500	8,768,650
Corinthian Colleges, Inc. (a)	104,380	4,268,098
Corporate Executive Board Co. (a)	93,700	3,438,790
Cross Country, Inc.	58,100	1,539,650
CSG Systems International, Inc. (a)	140,200	5,671,090
Dun & Bradstreet Corp. (a)	70,000	2,471,000
Edison Schools, Inc. Class A (a)	200	3,930
Exult, Inc. (a)	677,200	10,869,060
First Data Corp.	1,458,100	114,387,945
Fiserv, Inc. (a)	446,800	18,908,576
Robert Half International, Inc. (a)	159,749	4,265,298
The BISYS Group, Inc. (a)	352,585	22,561,914
Waste Management, Inc.	496,700	15,849,697
Weight Watchers International, Inc.	200	6,764
		399,918,501
Construction & Engineering - 0.3%
Fluor Corp.	466,884	17,461,462
Jacobs Engineering Group, Inc. (a)	141,460	9,336,360
		26,797,822
Electrical Equipment - 0.0%
Molex, Inc. Class A (non-vtg.)	79,000	2,136,950
Power-One, Inc. (a)	17,500	182,175
		2,319,125
Industrial Conglomerates - 2.8%
Minnesota Mining & Manufacturing Co.	1,737,910	205,438,341
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tomkins PLC	1,783,100	$ 5,503,930
Tyco International Ltd.	429,100	25,273,990
		236,216,261
Machinery - 0.5%
Danaher Corp.	201,122	12,129,668
Graco, Inc.	9,700	378,785
Illinois Tool Works, Inc.	30,800	2,085,776
Kennametal, Inc.	10,800	434,916
PACCAR, Inc.	200,500	13,156,810
SPX Corp. (a)	99,631	13,639,484
		41,825,439
Road & Rail - 2.2%
C.H. Robinson Worldwide, Inc.	1,097,754	31,741,557
Canadian National Railway Co.	985,850	47,508,604
Canadian Pacific Railway Ltd.	522,850	10,545,040
CSX Corp.	905,930	31,752,847
Heartland Express, Inc. (a)	113,770	3,159,393
Knight Transportation, Inc. (a)	225,750	4,239,585
Landstar System, Inc. (a)	60,200	4,365,102
Norfolk Southern Corp.	413,600	7,581,288
Swift Transportation Co., Inc. (a)	1,576,392	33,908,192
Werner Enterprises, Inc.	232,656	5,653,541
		180,455,149
Trading Companies & Distributors - 0.3%
Fastenal Co.	322,900	21,450,247
MSC Industrial Direct, Inc. Class A (a)	18,100	357,475
		21,807,722
TOTAL INDUSTRIALS		1,199,634,471
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.1%
Brocade Communications System, Inc. (a)	94,500	3,129,840
Cisco Systems, Inc. (a)	20,400	369,444
Riverstone Networks, Inc.	85,700	1,422,620
Tellium, Inc.	720,900	4,491,207
UTStarcom, Inc. (a)	200	5,700
		9,418,811
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	486,163	10,646,970
Dell Computer Corp. (a)	666,200	18,107,316
Handspring, Inc. (a)	97,800	659,172
International Business Machines Corp.	432,200	52,278,912
Logitech International SA (Reg.) (a)	426,899	15,645,581
O2Micro International Ltd. (a)	84,200	2,025,010
Storage Technology Corp. (a)	627,800	12,976,626
		112,339,587

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	65,000	$ 3,123,250
Flir Systems, Inc. (a)	265,600	10,071,552
Itron, Inc. (a)	51,000	1,545,300
Mettler-Toledo International, Inc. (a)	350,600	18,178,610
Roper Industries, Inc.	222,800	11,028,600
Symbol Technologies, Inc.	245,500	3,898,540
Thermo Electron Corp.	699,832	16,697,992
Waters Corp. (a)	325,500	12,613,125
		77,156,969
Internet Software & Services - 0.1%
Keynote Systems, Inc. (a)	520,000	4,862,000
WebEx Communications, Inc. (a)	164,400	4,085,340
WebMD Corp. (a)	21,600	152,496
Websense, Inc. (a)	8,600	275,802
		9,375,638
IT Consulting & Services - 1.1%
Accenture Ltd. Class A	1,273,100	34,271,852
Affiliated Computer Services, Inc. Class A (a)	35,600	3,778,228
Computer Sciences Corp. (a)	66,500	3,257,170
Electronic Data Systems Corp.	486,600	33,356,430
Perot Systems Corp. Class A (a)	64,800	1,323,216
SunGard Data Systems, Inc. (a)	536,100	15,509,373
		91,496,269
Office Electronics - 0.0%
Xerox Corp.	49,800	518,916
Semiconductor Equipment & Products - 0.8%
Analog Devices, Inc. (a)	2,600	115,414
Cabot Microelectronics Corp. (a)	114,200	9,050,350
Intel Corp.	814,600	25,619,170
Intersil Corp. Class A (a)	188,000	6,063,000
Linear Technology Corp.	225,100	8,787,904
Marvell Technology Group Ltd. (a)	35,200	1,260,864
Maxim Integrated Products, Inc. (a)	71,600	3,759,716
Photronics, Inc. (a)	47,600	1,492,260
Semtech Corp. (a)	95,400	3,404,826
Silicon Laboratories, Inc. (a)	61,000	2,056,310
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	122,700	2,106,759
Virage Logic Corp. (a)	47,400	911,502
		64,628,075
Software - 2.5%
Adobe Systems, Inc.	2,000	62,100
BEA Systems, Inc. (a)	908,880	13,996,752
Cadence Design Systems, Inc. (a)	119,400	2,617,248
Cerner Corp. (a)	214,900	10,729,957
Electronic Arts, Inc. (a)	112,951	6,771,412
Fair, Isaac & Co., Inc.	31,200	1,966,224
Intuit, Inc. (a)	423,242	18,106,293
Magma Design Automation, Inc.	3,700	112,036
Microsoft Corp. (a)	1,287,000	85,263,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	903,100	$ 23,345,135
Numerical Technologies, Inc. (a)	52,100	1,833,920
PeopleSoft, Inc. (a)	221,608	8,908,642
Red Hat, Inc. (a)	706,800	5,018,280
Synopsys, Inc. (a)	145,464	8,592,558
THQ, Inc. (a)	20,500	993,635
VERITAS Software Corp. (a)	428,952	19,229,918
		207,547,860
TOTAL INFORMATION TECHNOLOGY		572,482,125
MATERIALS - 4.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	336,000	15,761,760
Engelhard Corp.	213,900	5,920,752
OM Group, Inc.	158,400	10,484,496
Praxair, Inc.	742,812	41,040,363
RPM, Inc.	57,900	837,234
Valspar Corp.	176,300	6,981,480
		81,026,085
Construction Materials - 0.0%
Lafarge North America, Inc.	250	9,393
Containers & Packaging - 0.1%
Bemis Co., Inc.	34,500	1,696,710
Pactiv Corp. (a)	170,400	3,024,600
Peak International Ltd. (a)	200,000	1,500,000
		6,221,310
Metals & Mining - 3.2%
Agnico-Eagle Mines Ltd.	305,300	3,011,567
Alcoa, Inc.	1,024,200	36,410,310
Barrick Gold Corp.	1,041,000	16,645,797
BHP Billiton Ltd.	4,179,257	22,408,445
BHP Billiton PLC	4,659,263	23,675,765
Compania de Minas Buenaventura SA sponsored ADR	471,100	9,765,903
Fording, Inc.	168,803	3,001,461
Franco Nevada Mining Corp. Ltd.	2,879,164	42,601,352
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,308,600	17,522,154
Gold Fields Ltd.	997,200	4,784,230
Goldcorp, Inc.	1,783,280	21,624,343
Impala Platinum Holdings Ltd.	97,600	4,578,283
Lonmin PLC	11,100	169,697
Massey Energy Corp.	467,300	9,687,129
Meridian Gold, Inc. (a)	373,600	3,837,874
Newmont Mining Corp.	793,110	15,156,332
Normandy Mining Ltd.	3,190,883	2,949,258

	Shares	Value (Note 1)
Placer Dome, Inc.	790,000	$ 8,636,592
Rio Tinto PLC (Reg.)	1,416,300	27,137,668
		273,604,160
Paper & Forest Products - 0.5%
International Paper Co.	334,100	13,480,935
Mead Corp.	188,600	5,825,854
Sappi Ltd.	706,200	7,070,839
Stora Enso Oyj (R Shares)	508,800	6,524,528
Westvaco Corp.	101,600	2,890,520
Weyerhaeuser Co.	58,600	3,169,088
		38,961,764
TOTAL MATERIALS		399,822,712
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
Cable & Wireless PLC	1,160,600	5,584,900
Cable & Wireless PLC sponsored ADR	102,100	1,512,101
		7,097,001
Wireless Telecommunication Services - 1.5%
AirGate PCS, Inc. (a)	135,700	6,181,135
Alamosa Holdings, Inc. (a)	241,200	2,877,516
American Tower Corp. Class A (a)	2,008,070	19,016,423
Mobile TeleSystems Ojsc sponsored ADR (a)	200	7,132
Sprint Corp. - PCS Group Series 1 (a)	2,002,300	48,876,143
Triton PCS Holdings, Inc. Class A (a)	837,400	24,577,690
Vimpel Communications sponsored ADR (a)	200	5,210
Vodafone Group PLC sponsored ADR	987,100	25,348,728
		126,889,977
TOTAL TELECOMMUNICATION SERVICES		133,986,978
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	36,600	1,431,426
FirstEnergy Corp.	218,300	7,636,134
Southern Co.	465,540	11,801,439
		20,868,999
Gas Utilities - 0.0%
Southern Union Co.	23,165	436,892
TOTAL UTILITIES		21,305,891
TOTAL COMMON STOCKS (Cost $7,244,706,223)		8,066,355,903
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (e)	342,900	$ 23,757,827
Real Estate - 0.0%
Vornado Realty Trust Series A, $3.25	45,900	2,639,250
TOTAL FINANCIALS		26,397,077
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (e)	9,200	10,172,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,372,629)		36,569,977
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (d)		Principal Amount (c)
CONSUMER DISCRETIONARY - 0.1%
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (e)	Ba3	$ 4,540,000	5,096,150
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp. 0% 2/6/21	Ba3	10,160,000	7,387,336
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Redback Networks, Inc. 5% 4/1/07	CCC-	6,710,000	3,355,000
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	CCC	5,025,000	5,985,780
TOTAL CONVERTIBLE BONDS (Cost $19,065,467)			21,824,266
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.63% to 2.2% 1/3/02 to 3/21/02	-	3,400,000	3,393,996
U.S. Treasury Bonds 6.875% 8/15/25	Aaa	14,800,000	16,876,588
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,297,302)			20,270,584
Money Market Funds - 7.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	543,547,695	$ 543,547,695
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	89,714,500	89,714,500
TOTAL MONEY MARKET FUNDS (Cost $633,262,195)		633,262,195
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $7,950,703,816)		8,778,282,925
NET OTHER ASSETS - (4.4)%		(372,877,176)
NET ASSETS - 100%		$ 8,405,405,749
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,012,657 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
PJ America, Inc.	$ -	$ 8,247,615	$ -	$ -
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $11,825,672,661 and $11,236,897,839, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $233,229,004, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,802,371 and $551,784,208, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $789,160 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
United Kingdom	6.6
Canada	5.2
Switzerland	1.7
Ireland	1.5
Japan	1.2
Bermuda	1.1
Others (individually less than 1%)	2.2
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,008,815,953. Net unrealized appreciation aggregated $769,466,972, of which $1,028,470,929 related to appreciated investment securities and $259,003,957 related to depreciated investment securities.

The fund hereby designates approximately $248,988,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $675,098,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $86,361,377) (cost $7,950,703,816) - See accompanying schedule		$ 8,778,282,925
Cash		78,150
Receivable for investments sold		13,425,820
Receivable for fund shares sold		7,581,084
Dividends receivable		5,208,028
Interest receivable		1,846,130
Other receivables		88,522
Total assets		8,806,510,659
Liabilities
Payable for investments purchased	$ 293,410,349
Payable for fund shares redeemed	13,510,889
Accrued management fee	3,993,674
Distribution fees payable	144,406
Payable for daily variation on futures contracts	62,911
Other payables and accrued expenses	268,181
Collateral on securities loaned, at value	89,714,500
Total liabilities		401,104,910
Net Assets		$ 8,405,405,749
Net Assets consist of:
Paid in capital		$ 8,248,254,052
Undistributed net investment income		62,524,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(732,966,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		827,594,136
Net Assets		$ 8,405,405,749
Initial Class: Net Asset Value, offering price and redemption price per share ($6,972,615,331 ÷ 346,456,881 shares)		$20.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,201,104,730 ÷ 59,870,948 shares)		$20.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($231,685,688 ÷ 11,586,879 shares)		$20.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 82,986,154
Interest		37,573,076
Security lending		993,617
Total income		121,552,847
Expenses
Management fee	$ 49,785,927
Transfer agent fees	5,706,134
Distribution fees	1,516,678
Accounting and security lending fees	837,913
Non-interested trustees' compensation	29,548
Custodian fees and expenses	524,381
Audit	58,127
Legal	56,374
Miscellaneous	1,691,531
Total expenses before reductions	60,206,613
Expense reductions	(3,680,032)	56,526,581
Net investment income		65,026,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(5,029,365) on sales of investments in affiliated issuers)	(604,378,310)
Foreign currency transactions	(40,011)
Futures contracts	(6,550,601)	(610,968,922)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(676,795,259)
Assets and liabilities in foreign currencies	48,020
Futures contracts	458,688	(676,288,551)
Net gain (loss)		(1,287,257,473)
Net increase (decrease) in net assets resulting from operations		$ (1,222,231,207)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 65,026,266	$ 68,317,627
Net realized gain (loss)	(610,968,922)	204,849,547
Change in net unrealized appreciation (depreciation)	(676,288,551)	(962,270,276)
Net increase (decrease) in net assets resulting from operations	(1,222,231,207)	(689,103,102)
Distributions to shareholders From net investment income	(69,399,586)	(35,814,293)
From net realized gain	(248,845,348)	(1,235,476,968)
Total distributions	(318,244,934)	(1,271,291,261)
Share transactions - net increase (decrease)	102,246,420	2,023,685,153
Total increase (decrease) in net assets	(1,438,229,721)	63,290,790
Net Assets
Beginning of period	9,843,635,470	9,780,344,680
End of period (including undistributed net investment income of $62,524,412 and $67,012,238, respectively)	$ 8,405,405,749	$ 9,843,635,470
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	46,135,846	$ 938,388,669	53,448,851	$ 1,355,965,735
Reinvested	12,488,712	275,251,203	45,653,334	1,161,877,344
Redeemed	(70,827,054)	(1,431,503,158)	(49,325,329)	(1,240,820,402)
Net increase (decrease)	(12,202,496)	$ (217,863,286)	49,776,856	$ 1,277,022,677
Service Class Sold	13,891,953	$ 284,903,951	24,126,050	$ 612,579,539
Reinvested	1,820,820	40,039,821	4,305,875	109,369,237
Redeemed	(8,440,108)	(168,326,292)	(2,471,479)	(61,156,455)
Net increase (decrease)	7,272,665	$ 156,617,480	25,960,446	$ 660,792,321
Service Class 2 A Sold	9,228,820	$ 185,001,257	3,591,561	$ 88,871,209
Reinvested	134,574	2,953,910	1,759	44,679
Redeemed	(1,242,618)	(24,462,941)	(127,217)	(3,045,733)
Net increase (decrease)	8,120,776	$ 163,492,226	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 60,769,746		$ 32,731,929
Service Class		8,007,964		3,081,105
Service Class 2 A		621,876		1,259
Total		$ 69,399,586		$ 35,814,293
From net realized gain Initial Class		$ 214,481,457		$ 1,129,145,416
Service Class		32,031,857		106,288,132
Service Class 2 A		2,332,034		43,420
Total		$ 248,845,348		$ 1,235,476,968
		$ 318,244,934		$ 1,271,291,261

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Income from Investment Operations
Net investment income E	.16	.17	.12	.13	.16
Net realized and unrealized gain (loss)	(3.01)	(1.84)	5.59	5.54	3.73
Total from investment operations	(2.85)	(1.67)	5.71	5.67	3.89
Less Distributions
From net investment income	(.17)	(.11)	(.12)	(.14)	(.14)
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	(.37)
Total distributions	(.77)	(3.73)	(1.00)	(1.17)	(.51)
Net asset value, end of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Total Return C, D	(12.28)%	(6.58)%	24.25%	29.98%	24.14%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.66%	.68%
Net investment income	.77%	.69%	.48%	.62%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868
Portfolio turnover rate	140%	177%	172%	201%	142%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income E	.14	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(3.00)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(2.86)	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.15)	(.11)	(.12)	(.14)	-
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	-
Total distributions	(.75)	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C, D	(12.36)%	(6.71)%	24.15%	29.94%	(0.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.78%	.80%	.81% A
Expenses net of voluntary waivers, if any	.78%	.76%	.78%	.80%	.81% A
Expenses net of all reductions	.74%	.74%	.75%	.75%	.78% A
Net investment income	.67%	.59%	.37%	.53%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Portfolio turnover rate	140%	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income E	.10	.10
Net realized and unrealized gain (loss)	(2.98)	(.93)
Total from investment operations	(2.88)	(.83)
Less Distributions
From net investment income	(.16)	(.11)
From net realized gain	(.60)	(3.62)
Total distributions	(.76)	(3.73)
Net asset value, end of period	$ 20.00	$ 23.64
Total Return B, C, D	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.92% A
Expenses net of voluntary waivers, if any	.94%	.92% A
Expenses net of all reductions	.90%	.90% A
Net investment income	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,686	$ 81,950
Portfolio turnover rate	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 61,983,544
Capital loss carryforwards	$ (675,097,976)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 60,769,746	$ 214,481,457
Service Class	8,007,964	32,031,857
Service Class 2	621,876	2,332,034
	$ 69,399,586	$ 248,845,348

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $255,028 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 1,176,634
Service Class 2	340,044
$ 1,516,678

Contrafund Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 4,818,838
Service Class	787,537
Service Class 2	99,759
$ 5,706,134

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $28,625,046 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,663,420 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $16,612.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 17% of the total outstanding shares of the fund. In addition, 2 unaffiliated insurance companies held 32% of the total outstanding shares of the fund.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of the fund's Schedule of Investments.

Contrafund Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of Contrafund Portfolio, (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contrafund Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1988

President of VIP Contrafund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Contrafund. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan ® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1988

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Contrafund. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1995 Vice President of VIP Contrafund and another fund advised by FMR.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Contrafund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Contrafund. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Contrafund. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Contrafund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Contrafund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Contrafund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Contrafund Portfolio

Distributions

The Initial Class designates 56%, the Service Class designates 64%, and the Service Class 2 designates 59% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Contrafund Portfolio

Contrafund Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0202 154192
1.540131.104

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of Deutsche Asset Management Inc. only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Initial Class	-12.09%	10.37%	13.43%
S&P 500 ®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,496 - a 224.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Service Class	-12.18%	10.33%	13.41%
S&P 500®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,448 - a 224.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Service Class 2	-12.31%	10.26%	13.37%
S&P 500®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class 2 on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,339 - a 223.39% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with James Creighton, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, James?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the performance of the Standard & Poor's 500 Index and the variable annuity S&P 500 index objective funds average tracked by Lipper Inc., which returned -11.89% and -12.27%, respectively.

Q. James, can you describe to investors the factors that caused the market to suffer during the past year?

A. Certainly. Most investors are glad to put 2001 behind them because it was a difficult economic environment throughout the period. The U.S. economy simply couldn't shake itself out of its doldrums. At every turn, it seemed as though any small glimmer of hope was immediately dashed by heavier news of corporate cost cutting, rising unemployment or a general slowdown in production. In fact, the convergence of all these factors actually pushed the economy into a recession. The Federal Reserve Board, in an attempt to right the ship, implemented an aggressive interest rate reduction policy. If not for these rate cuts and the unexpected strength and resiliency of the housing market and consumer spending, the first half of the year may well have been much worse than it actually was. Unfortunately, just when it seemed that the economy was slowly beginning to turn for the better, the awful events of September 11 occurred, and the markets were forced to close for an unprecedented four days. Prior to their reopening, the Fed, in an attempt to provide a calming influence, swung into action and cut interest rates by another half point and guaranteed liquidity as needed. Even with this help, though, the index lost almost 12% in the chaotic days following the reopening, hitting its period low on September 21. However, as the immediate uncertainty started to clear, investors began to reaffirm their long-term belief in the underlying foundation of the U.S. economy. This faith helped drive the index up approximately 19% from its September low by the end of the period.

Q. Were there any stocks in the index that performed well during the past 12 months?

A. There were some standout stocks, but unfortunately these were relatively few and far between. The triumvirate of Microsoft, IBM and Dell Computer was able to resist the negative trend that most other technology stocks experienced and performed admirably. In fact, Microsoft, the largest contributor to performance, benefited on a couple of fronts, including the settlement of antitrust litigation against it and the release of its new Windows XP operating system and Xbox video game unit. IBM was another winner, gaining 40%. The company rode the wave of its services division success and diversified product line. Dell, despite sluggishness in the personal computer market, reaffirmed itself as the class of the PC makers. Investors felt that, in the long run, this low-cost producer had the best chance of weathering the downturn gripping the PC market. Finally, retailers Wal-Mart and Lowe's posted solid sales, which helped their share prices.

Q. What were some disappointments?

A. Far and away, the most noteworthy disappointment was the unexpected bankruptcy of energy trading giant Enron, due to its highly irregular and questionable financial reporting. The firm's collapse sent shockwaves throughout the utility sector, causing it to be the worst performing segment of the index in 2001. Wall Street analysts, banks and individual investors were left trying to determine how all the signs of trouble went unnoticed for so long, by so many. Technology leaders such as Cisco, EMC, Oracle, Nortel Networks and Sun Microsystems symbolized the overall problems still plaguing this sector. Slower spending by their customers continued to undercut the group's earnings, and their share prices plummeted. Another disappointment was General Electric. The conglomerate faced a number of different issues including the retirement of CEO Jack Welch, the rejection of its proposed acquisition of Honeywell by European regulators, and the impact September 11 had on its aerospace division. Pharmaceutical giant Merck also fell due to approaching patent expirations.

Q. What's your outlook?

A. I have tempered optimism for the near future, as most economic data point toward an economic recovery, albeit a slow one, at some point during 2002. However, a fair amount of uncertainty still abounds and these factors could influence the recovery that appears to be taking shape. For example, unemployment continues to remain relatively high, the tech sector is still working off its late 1990s hangover, consumer confidence remains tenuous due to the weak job market and, of course, the residual economic effects of September 11 still need to be considered. How quickly and strongly these factors begin to improve will help determine the timing and extent of the anticipated recovery for 2002.

The views expressed in this report reflect those of Deutsche Asset Management, Inc. only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2001, more than $3.4 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	23,593	$ 376,544
Dana Corp.	48,608	674,679
Delphi Automotive Systems Corp.	183,309	2,504,001
Goodyear Tire & Rubber Co.	52,541	1,251,001
Johnson Controls, Inc.	28,497	2,301,133
TRW, Inc.	40,627	1,504,824
Visteon Corp.	42,661	641,621
		9,253,803
Automobiles - 0.7%
Ford Motor Co.	617,748	9,710,999
General Motors Corp.	181,909	8,840,777
Harley-Davidson, Inc.	98,969	5,375,006
		23,926,782
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	200,240	5,622,739
Darden Restaurants, Inc.	38,751	1,371,785
Harrah's Entertainment, Inc. (a)	38,417	1,421,813
Hilton Hotels Corp.	120,799	1,319,125
International Game Technology (a)	23,495	1,604,709
Marriott International, Inc. Class A	79,946	3,249,805
McDonald's Corp.	427,625	11,319,234
Starbucks Corp. (a)	124,762	2,376,716
Starwood Hotels & Resorts Worldwide, Inc. unit	65,185	1,945,772
Tricon Global Restaurants, Inc. (a)	48,226	2,372,719
Wendy's International, Inc.	37,293	1,087,837
		33,692,254
Household Durables - 0.4%
American Greetings Corp. Class A	21,229	292,536
Black & Decker Corp.	27,159	1,024,709
Centex Corp.	20,046	1,144,426
Fortune Brands, Inc.	50,155	1,985,636
KB Home	15,098	605,430
Leggett & Platt, Inc.	65,384	1,503,832
Maytag Corp.	25,465	790,179
Newell Rubbermaid, Inc.	87,482	2,411,879
Pulte Homes, Inc.	18,632	832,291
Snap-On, Inc.	19,143	644,353
The Stanley Works	27,553	1,283,143
Tupperware Corp.	19,052	366,751
Whirlpool Corp.	22,126	1,622,500
		14,507,665
Leisure Equipment & Products - 0.2%
Brunswick Corp.	29,260	636,698
Eastman Kodak Co.	95,335	2,805,709
Hasbro, Inc.	57,674	936,049
Mattel, Inc.	142,312	2,447,766
		6,826,222

	Shares	Value (Note 1)
Media - 4.0%
AOL Time Warner, Inc. (a)	1,462,239	$ 46,937,872
Clear Channel Communications, Inc. (a)	193,645	9,858,467
Comcast Corp. Class A (special) (a)	315,798	11,368,728
Dow Jones & Co., Inc.	28,407	1,554,715
Gannett Co., Inc.	90,091	6,056,818
Interpublic Group of Companies, Inc.	123,586	3,650,730
Knight-Ridder, Inc.	24,163	1,568,904
McGraw-Hill Companies, Inc.	64,136	3,911,013
Meredith Corp.	16,454	586,585
Omnicom Group, Inc.	64,179	5,734,394
The New York Times Co. Class A	52,334	2,263,446
TMP Worldwide, Inc. (a)	35,460	1,521,234
Tribune Co.	98,121	3,672,669
Univision Communications, Inc. Class A (a)	69,876	2,827,183
Viacom, Inc. Class B (non-vtg.) (a)	588,570	25,985,366
Walt Disney Co.	675,417	13,994,640
		141,492,764
Multiline Retail - 3.8%
Big Lots, Inc.	37,210	386,984
Costco Wholesale Corp. (a)	148,585	6,594,202
Dillard's, Inc. Class A	29,162	466,592
Dollar General Corp.	108,533	1,617,142
Family Dollar Stores, Inc.	56,213	1,685,266
Federated Department Stores, Inc. (a)	64,636	2,643,612
JCPenney Co., Inc.	86,061	2,315,041
Kmart Corp. (a)	161,097	879,590
Kohls Corp. (a)	109,156	7,688,949
Nordstrom, Inc.	43,881	887,713
Sears, Roebuck & Co.	115,427	5,498,942
Target Corp.	294,794	12,101,294
The May Department Stores Co.	97,917	3,620,971
Wal-Mart Stores, Inc.	1,481,350	85,251,693
		131,637,991
Specialty Retail - 2.4%
AutoZone, Inc. (a)	36,758	2,639,224
Bed Bath & Beyond, Inc. (a)	94,686	3,209,855
Best Buy Co., Inc. (a)	71,668	5,337,833
Circuit City Stores, Inc. - Circuit City Group	68,291	1,772,151
Gap, Inc.	281,939	3,930,230
Home Depot, Inc.	776,666	39,617,733
Lowe's Companies, Inc.	252,302	11,709,336
Office Depot, Inc. (a)	97,633	1,810,116
RadioShack Corp.	60,864	1,832,006
Sherwin-Williams Co.	51,812	1,424,830
Staples, Inc. (a)	149,752	2,800,362
The Limited, Inc.	139,913	2,059,519
Tiffany & Co., Inc.	47,872	1,506,532
TJX Companies, Inc.	91,968	3,665,844
Toys 'R' Us, Inc. (a)	64,841	1,344,802
		84,660,373
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. (a)	37,767	$ 1,252,731
Liz Claiborne, Inc.	17,500	870,625
NIKE, Inc. Class B	88,712	4,989,163
Reebok International Ltd. (a)	19,725	522,713
VF Corp.	36,921	1,440,288
		9,075,520
TOTAL CONSUMER DISCRETIONARY		455,073,374
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Adolph Coors Co. Class B	12,343	659,116
Anheuser-Busch Companies, Inc.	294,560	13,317,058
Brown-Forman Corp. Class B (non-vtg.)	22,603	1,414,948
Coca-Cola Enterprises, Inc.	146,243	2,769,842
Pepsi Bottling Group, Inc.	94,520	2,221,220
PepsiCo, Inc.	580,010	28,240,687
The Coca-Cola Co.	826,944	38,990,410
		87,613,281
Food & Drug Retailing - 1.1%
Albertson's, Inc.	132,799	4,181,841
CVS Corp.	129,052	3,819,939
Kroger Co. (a)	267,699	5,586,878
Safeway, Inc. (a)	165,763	6,920,605
SUPERVALU, Inc.	43,544	963,193
Sysco Corp.	220,710	5,787,016
Walgreen Co.	338,831	11,405,051
Winn-Dixie Stores, Inc.	46,005	655,571
		39,320,094
Food Products - 1.4%
Archer-Daniels-Midland Co.	217,952	3,127,611
Campbell Soup Co.	134,061	4,004,402
ConAgra Foods, Inc.	176,280	4,190,176
General Mills, Inc.	120,208	6,252,018
H.J. Heinz Co.	120,206	4,942,871
Hershey Foods Corp.	44,917	3,040,881
Kellogg Co.	133,277	4,011,638
Sara Lee Corp.	258,108	5,737,741
Unilever NV (NY Shares)	187,571	10,805,965
Wm. Wrigley Jr. Co.	74,152	3,809,188
		49,922,491
Household Products - 1.7%
Clorox Co.	77,562	3,067,577
Colgate-Palmolive Co.	184,049	10,628,830
Kimberly-Clark Corp.	174,593	10,440,661
Procter & Gamble Co.	427,636	33,838,837
		57,975,905
Personal Products - 0.5%
Alberto-Culver Co. Class B	18,540	829,480

	Shares	Value (Note 1)
Avon Products, Inc.	77,817	$ 3,618,491
Gillette Co.	352,408	11,770,427
		16,218,398
Tobacco - 1.0%
Philip Morris Companies, Inc.	718,825	32,958,126
UST, Inc.	55,274	1,934,590
		34,892,716
TOTAL CONSUMER STAPLES		285,942,885
ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	109,954	4,010,022
Halliburton Co.	140,577	1,841,559
Nabors Industries, Inc. (a)	48,017	1,648,424
Noble Drilling Corp. (a)	43,860	1,492,994
Rowan Companies, Inc. (a)	30,801	596,615
Schlumberger Ltd. (NY Shares)	191,490	10,522,376
Transocean Sedco Forex, Inc.	104,170	3,523,029
		23,635,019
Oil & Gas - 5.6%
Amerada Hess Corp.	29,354	1,834,625
Anadarko Petroleum Corp.	81,603	4,639,131
Apache Corp.	45,048	2,246,994
Ashland, Inc.	23,075	1,063,296
Burlington Resources, Inc.	69,858	2,622,469
ChevronTexaco Corp.	352,518	31,589,138
Conoco, Inc.	204,871	5,797,849
Devon Energy Corp.	42,510	1,643,012
EOG Resources, Inc.	48,201	1,885,141
Exxon Mobil Corp.	2,259,770	88,808,961
Kerr-McGee Corp.	32,010	1,754,148
Occidental Petroleum Corp.	121,105	3,212,916
Phillips Petroleum Co.	127,710	7,695,805
Royal Dutch Petroleum Co. (NY Shares)	702,589	34,440,913
Sunoco, Inc.	29,583	1,104,629
Unocal Corp.	79,742	2,876,294
USX - Marathon Group	103,968	3,119,040
		196,334,361
TOTAL ENERGY		219,969,380
FINANCIALS - 17.7%
Banks - 5.8%
AmSouth Bancorp.	120,746	2,282,099
Bank of America Corp.	527,598	33,212,294
Bank of New York Co., Inc.	240,932	9,830,026
Bank One Corp.	381,923	14,914,093
BB&T Corp.	143,353	5,176,477
Charter One Financial, Inc.	72,723	1,974,429
Comerica, Inc.	58,313	3,341,335
Fifth Third Bancorp	193,744	11,930,756
FleetBoston Financial Corp.	346,698	12,654,477
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Golden West Financial Corp., Delaware	52,253	$ 3,075,089
Huntington Bancshares, Inc.	82,403	1,416,508
KeyCorp	138,646	3,374,644
Mellon Financial Corp.	156,126	5,873,460
National City Corp.	196,595	5,748,438
Northern Trust Corp.	72,797	4,383,835
PNC Financial Services Group, Inc.	94,623	5,317,813
Regions Financial Corp.	74,164	2,220,470
SouthTrust Corp.	110,968	2,737,581
SunTrust Banks, Inc.	95,533	5,989,919
Synovus Financial Corp.	94,665	2,371,358
U.S. Bancorp, Delaware	653,719	13,682,339
Union Planters Corp.	44,761	2,020,064
Wachovia Corp.	451,510	14,159,354
Washington Mutual, Inc.	287,905	9,414,494
Wells Fargo & Co.	566,710	24,623,550
Zions Bancorp	30,100	1,582,658
		203,307,560
Diversified Financials - 7.5%
AMBAC Financial Group, Inc.	34,687	2,006,990
American Express Co.	433,413	15,468,510
Bear Stearns Companies, Inc.	31,159	1,827,164
Capital One Financial Corp.	67,950	3,665,903
Charles Schwab Corp.	457,654	7,079,907
Citigroup, Inc.	1,697,948	85,712,415
Countrywide Credit Industries, Inc.	38,370	1,572,019
Fannie Mae	334,331	26,579,315
Franklin Resources, Inc.	87,088	3,071,594
Freddie Mac	226,902	14,839,391
Household International, Inc.	159,788	9,258,117
J.P. Morgan Chase & Co.	659,979	23,990,237
Lehman Brothers Holdings, Inc.	81,036	5,413,205
MBNA Corp.	281,220	9,898,944
Merrill Lynch & Co., Inc.	275,558	14,362,083
Moody's Corp.	51,949	2,070,687
Morgan Stanley Dean Witter & Co.	363,322	20,324,233
Providian Financial Corp.	94,426	335,212
State Street Corp.	106,434	5,561,177
Stilwell Financial, Inc.	72,319	1,968,523
T. Rowe Price Group, Inc.	40,680	1,412,816
USA Education, Inc.	53,194	4,469,360
		260,887,802
Insurance - 4.2%
AFLAC, Inc.	187,974	4,616,641
Allstate Corp.	236,790	7,979,823
American International Group, Inc.	864,436	68,636,218
Aon Corp.	85,448	3,035,113
Cincinnati Financial Corp.	52,469	2,001,692
Conseco, Inc. (a)	109,141	486,769
Hartford Financial Services Group, Inc.	77,253	4,853,806

	Shares	Value (Note 1)
Jefferson-Pilot Corp.	49,688	$ 2,299,064
John Hancock Financial Services, Inc.	101,367	4,186,457
Lincoln National Corp.	61,964	3,009,591
Loews Corp.	64,245	3,557,888
Marsh & McLennan Companies, Inc.	90,183	9,690,163
MBIA, Inc.	48,416	2,596,550
MetLife, Inc.	240,128	7,607,255
MGIC Investment Corp.	34,967	2,158,163
Progressive Corp.	24,060	3,592,158
SAFECO Corp.	42,176	1,313,782
The Chubb Corp.	63,269	4,365,561
The St. Paul Companies, Inc.	69,890	3,073,063
Torchmark Corp.	41,533	1,633,493
UnumProvident Corp.	79,852	2,116,877
XL Capital Ltd. Class A	45,100	4,120,336
		146,930,463
Real Estate - 0.2%
Equity Office Properties Trust	134,000	4,030,720
Equity Residential Properties Trust (SBI)	87,800	2,520,738
		6,551,458
TOTAL FINANCIALS		617,677,283
HEALTH CARE - 14.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	344,468	19,441,774
Biogen, Inc. (a)	48,873	2,802,867
Chiron Corp. (a)	67,119	2,942,497
Genzyme Corp. - General Division (a)	68,700	4,112,382
Immunex Corp. (a)	184,900	5,123,579
Medimmune, Inc. (a)	69,984	3,243,758
		37,666,857
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	69,404	2,725,495
Bausch & Lomb, Inc.	17,527	660,067
Baxter International, Inc.	198,456	10,643,195
Becton, Dickinson & Co.	84,360	2,796,534
Biomet, Inc.	87,888	2,715,739
Boston Scientific Corp. (a)	131,369	3,168,620
C.R. Bard, Inc.	20,672	1,333,344
Guidant Corp. (a)	100,570	5,008,386
Medtronic, Inc.	405,378	20,759,407
St. Jude Medical, Inc. (a)	28,022	2,175,908
Stryker Corp.	64,205	3,747,646
Zimmer Holdings, Inc. (a)	63,557	1,941,031
		57,675,372
Health Care Providers & Services - 1.4%
Aetna, Inc.	47,265	1,559,272
AmerisourceBergen Corp.	33,831	2,149,960
Cardinal Health, Inc.	150,324	9,719,950
CIGNA Corp.	49,332	4,570,610
HCA, Inc.	176,333	6,795,874
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	80,700	$ 1,484,880
HealthSouth Corp. (a)	127,827	1,894,396
Humana, Inc. (a)	55,655	656,172
Manor Care, Inc. (a)	33,719	799,477
McKesson Corp.	93,519	3,497,611
Quintiles Transnational Corp. (a)	39,379	632,033
Tenet Healthcare Corp. (a)	106,389	6,247,162
UnitedHealth Group, Inc.	104,015	7,361,142
Wellpoint Health Networks, Inc. (a)	20,735	2,422,885
		49,791,424
Pharmaceuticals - 10.1%
Abbott Laboratories	513,298	28,616,364
Allergan, Inc.	43,284	3,248,464
American Home Products Corp.	434,008	26,630,731
Bristol-Myers Squibb Co.	637,672	32,521,272
Eli Lilly & Co.	371,447	29,173,447
Forest Laboratories, Inc. (a)	57,811	4,737,611
Johnson & Johnson	1,019,054	60,226,091
King Pharmaceuticals, Inc. (a)	75,079	3,163,078
Merck & Co., Inc.	753,573	44,310,092
Pfizer, Inc.	2,086,476	83,146,069
Pharmacia Corp.	429,565	18,320,947
Schering-Plough Corp.	488,007	17,475,531
Watson Pharmaceuticals, Inc. (a)	34,814	1,092,811
		352,662,508
TOTAL HEALTH CARE		497,796,161
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.5%
Boeing Co.	283,636	10,999,404
General Dynamics Corp.	69,072	5,500,894
Goodrich Corp.	35,118	934,841
Honeywell International, Inc.	265,048	8,963,923
Lockheed Martin Corp.	142,235	6,638,107
Northrop Grumman Corp.	34,137	3,441,351
Raytheon Co.	126,632	4,111,741
Rockwell Collins, Inc.	61,248	1,194,336
United Technologies Corp.	155,462	10,047,509
		51,832,106
Air Freight & Couriers - 0.2%
FedEx Corp. (a)	101,374	5,259,283
Airlines - 0.2%
AMR Corp. (a)	50,299	1,115,129
Delta Air Lines, Inc.	40,294	1,179,002
Southwest Airlines Co.	249,773	4,615,805
U.S. Airways Group, Inc. (a)	21,692	137,527
		7,047,463

	Shares	Value (Note 1)
Building Products - 0.1%
Crane Co.	19,326	$ 495,519
Masco Corp.	149,803	3,670,174
		4,165,693
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. (a)	59,699	839,368
Automatic Data Processing, Inc.	206,128	12,140,939
Avery Dennison Corp.	36,327	2,053,565
Cendant Corp. (a)	316,117	6,199,054
Cintas Corp.	57,465	2,758,320
Concord EFS, Inc. (a)	170,270	5,581,451
Convergys Corp. (a)	56,539	2,119,647
Deluxe Corp.	23,372	971,808
Equifax, Inc.	47,575	1,148,936
First Data Corp.	126,400	9,916,080
Fiserv, Inc. (a)	61,496	2,602,511
H&R Block, Inc.	60,246	2,692,996
IMS Health, Inc.	97,074	1,893,914
Paychex, Inc.	130,555	4,549,842
Pitney Bowes, Inc.	81,128	3,051,224
R.R. Donnelley & Sons Co.	38,709	1,149,270
Robert Half International, Inc. (a)	61,776	1,649,419
Sabre Holdings Corp. Class A (a)	43,434	1,839,430
Waste Management, Inc.	211,759	6,757,230
		69,915,004
Construction & Engineering - 0.0%
Fluor Corp.	25,516	954,298
McDermott International, Inc. (a)	19,847	243,523
		1,197,821
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	68,431	989,512
Cooper Industries, Inc.	32,051	1,119,221
Emerson Electric Co.	141,027	8,052,642
Molex, Inc.	63,950	1,979,253
Power-One, Inc. (a)	25,639	266,902
Rockwell International Corp.	64,048	1,143,897
Thomas & Betts Corp.	22,597	477,927
		14,029,354
Industrial Conglomerates - 5.4%
General Electric Co.	3,279,918	131,459,107
Minnesota Mining & Manufacturing Co.	130,675	15,447,092
Textron, Inc.	45,788	1,898,370
Tyco International Ltd.	661,930	38,987,677
		187,792,246
Machinery - 0.9%
Caterpillar, Inc.	112,579	5,882,253
Cummins, Inc.	15,320	590,433
Danaher Corp.	51,500	3,105,965
Deere & Co.	77,458	3,381,816
Dover Corp.	66,545	2,466,823
Eaton Corp.	22,575	1,679,806
Illinois Tool Works, Inc.	102,373	6,932,700
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	54,787	$ 2,290,644
ITT Industries, Inc.	28,917	1,460,309
Navistar International Corp.	19,402	766,379
PACCAR, Inc.	25,165	1,651,327
Pall Corp.	39,676	954,605
Parker Hannifin Corp.	37,904	1,740,173
		32,903,233
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	128,510	3,666,390
CSX Corp.	70,007	2,453,745
Norfolk Southern Corp.	126,165	2,312,604
Ryder System, Inc.	24,434	541,213
Union Pacific Corp.	81,349	4,636,893
		13,610,845
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	55,978	2,054,393
W.W. Grainger, Inc.	30,713	1,474,224
		3,528,617
TOTAL INDUSTRIALS		391,281,665
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 2.8%
ADC Telecommunications, Inc. (a)	289,717	1,332,698
Andrew Corp. (a)	26,520	580,523
Avaya, Inc. (a)	93,778	1,139,403
CIENA Corp. (a)	107,100	1,532,601
Cisco Systems, Inc. (a)	2,439,018	44,170,616
Comverse Technology, Inc. (a)	60,632	1,356,338
Corning, Inc.	304,759	2,718,450
JDS Uniphase Corp. (a)	454,161	3,942,117
Lucent Technologies, Inc.	1,147,197	7,215,869
Motorola, Inc.	725,124	10,891,362
Nortel Networks Corp.	1,067,146	8,003,595
QUALCOMM, Inc. (a)	254,713	12,863,007
Scientific-Atlanta, Inc.	53,276	1,275,427
Tellabs, Inc. (a)	133,951	2,003,907
		99,025,913
Computers & Peripherals - 4.1%
Apple Computer, Inc. (a)	114,916	2,516,660
Compaq Computer Corp.	554,846	5,415,297
Dell Computer Corp. (a)	858,858	23,343,760
EMC Corp. (a)	724,533	9,737,724
Gateway, Inc. (a)	107,160	861,566
Hewlett-Packard Co.	641,525	13,176,924
International Business Machines Corp.	569,758	68,917,928
Lexmark International, Inc. Class A (a)	42,262	2,493,458
NCR Corp. (a)	31,552	1,163,007
Network Appliance, Inc. (a)	107,714	2,355,705

	Shares	Value (Note 1)
Palm, Inc. (a)	182,867	$ 709,524
Sun Microsystems, Inc. (a)	1,069,133	13,150,336
		143,841,889
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	149,684	4,267,491
Jabil Circuit, Inc. (a)	62,629	1,422,931
Millipore Corp.	15,535	942,975
PerkinElmer, Inc.	33,000	1,155,660
Sanmina-SCI Corp. (a)	177,399	3,530,240
Solectron Corp. (a)	254,322	2,868,752
Symbol Technologies, Inc.	74,890	1,189,253
Tektronix, Inc. (a)	30,619	789,358
Thermo Electron Corp.	59,207	1,412,679
Waters Corp. (a)	43,300	1,677,875
		19,257,214
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	187,192	3,320,786
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	55,669	2,726,668
Electronic Data Systems Corp.	153,662	10,533,530
Sapient Corp. (a)	40,313	311,216
Unisys Corp. (a)	103,634	1,299,570
		14,870,984
Office Electronics - 0.1%
Xerox Corp.	254,063	2,647,336
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	123,991	1,966,497
Altera Corp. (a)	127,067	2,696,362
Analog Devices, Inc. (a)	118,127	5,243,658
Applied Materials, Inc. (a)	266,825	10,699,683
Applied Micro Circuits Corp. (a)	98,888	1,119,412
Broadcom Corp. Class A (a)	90,040	3,679,935
Conexant Systems, Inc. (a)	81,342	1,168,071
Intel Corp.	2,220,597	69,837,776
KLA-Tencor Corp. (a)	60,856	3,016,023
Linear Technology Corp.	104,338	4,073,356
LSI Logic Corp. (a)	118,770	1,874,191
Maxim Integrated Products, Inc. (a)	107,807	5,660,946
Micron Technology, Inc. (a)	195,770	6,068,870
National Semiconductor Corp. (a)	57,002	1,755,092
Novellus Systems, Inc. (a)	47,787	1,885,197
NVIDIA Corp. (a)	49,900	3,338,310
PMC-Sierra, Inc. (a)	54,124	1,150,676
QLogic Corp. (a)	30,354	1,351,057
Teradyne, Inc. (a)	57,064	1,719,909
Texas Instruments, Inc.	569,630	15,949,640
Vitesse Semiconductor Corp. (a)	60,471	751,655
Xilinx, Inc. (a)	114,252	4,461,541
		149,467,857
Software - 5.1%
Adobe Systems, Inc.	78,034	2,422,956
Autodesk, Inc.	17,719	660,387
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	79,454	$ 1,300,662
Citrix Systems, Inc. (a)	67,718	1,534,490
Computer Associates International, Inc.	193,802	6,684,231
Compuware Corp. (a)	120,030	1,415,154
Intuit, Inc. (a)	68,045	2,910,965
Mercury Interactive Corp. (a)	26,902	914,130
Microsoft Corp. (a)	1,780,835	117,980,319
Novell, Inc. (a)	105,647	484,920
Oracle Corp. (a)	1,842,549	25,445,602
Parametric Technology Corp. (a)	87,820	685,874
PeopleSoft, Inc. (a)	103,462	4,159,172
Siebel Systems, Inc. (a)	157,957	4,419,637
VERITAS Software Corp. (a)	134,223	6,017,217
		177,035,716
TOTAL INFORMATION TECHNOLOGY		609,467,695
MATERIALS - 2.6%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	74,969	3,516,796
Dow Chemical Co.	300,937	10,165,652
E.I. du Pont de Nemours & Co.	339,640	14,438,096
Eastman Chemical Co.	25,513	995,517
Ecolab, Inc.	42,084	1,693,881
Engelhard Corp.	43,223	1,196,413
Great Lakes Chemical Corp.	16,878	409,798
Hercules, Inc. (a)	36,438	364,380
International Flavors & Fragrances, Inc.	31,483	935,360
PPG Industries, Inc.	55,418	2,866,219
Praxair, Inc.	52,890	2,922,173
Rohm & Haas Co.	72,482	2,510,052
Sigma Aldrich Corp.	24,974	984,225
		42,998,562
Construction Materials - 0.1%
Vulcan Materials Co.	33,989	1,629,433
Containers & Packaging - 0.1%
Ball Corp.	9,011	637,078
Bemis Co., Inc.	17,454	858,388
Pactiv Corp. (a)	52,453	931,041
Sealed Air Corp. (a)	27,665	1,129,285
Temple-Inland, Inc.	16,349	927,479
		4,483,271
Metals & Mining - 0.7%
Alcan, Inc.	104,712	3,759,921
Alcoa, Inc.	284,986	10,131,252
Allegheny Technologies, Inc.	26,337	441,145
Barrick Gold Corp.	175,530	2,806,760
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	47,049	629,986
Inco Ltd. (a)	59,633	1,013,491

	Shares	Value (Note 1)
Newmont Mining Corp.	64,026	$ 1,223,537
Nucor Corp.	25,485	1,349,686
Phelps Dodge Corp.	25,859	837,832
Placer Dome, Inc.	107,411	1,174,259
USX - U.S. Steel Group	29,149	527,888
Worthington Industries, Inc.	27,991	397,472
		24,293,229
Paper & Forest Products - 0.5%
Boise Cascade Corp.	19,125	650,441
Georgia-Pacific Group	74,118	2,046,398
International Paper Co.	167,514	6,759,190
Louisiana-Pacific Corp.	35,564	300,160
Mead Corp.	32,733	1,011,122
Westvaco Corp.	33,297	947,300
Weyerhaeuser Co.	70,562	3,815,993
Willamette Industries, Inc.	35,985	1,875,538
		17,406,142
TOTAL MATERIALS		90,810,637
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.8%
ALLTEL Corp.	103,661	6,398,994
AT&T Corp.	1,173,730	21,291,462
BellSouth Corp.	619,890	23,648,804
CenturyTel, Inc.	46,163	1,514,146
Citizens Communications Co. (a)	89,018	948,932
Qwest Communications International, Inc.	563,029	7,955,600
SBC Communications, Inc.	1,114,770	43,665,541
Sprint Corp. - FON Group	293,041	5,884,263
Verizon Communications, Inc.	899,219	42,676,934
WorldCom, Inc. - WorldCom Group	958,256	13,492,244
		167,476,920
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	852,100	12,244,677
Nextel Communications, Inc. Class A (a)	262,776	2,880,025
Sprint Corp. - PCS Group Series 1 (a)	326,996	7,981,972
		23,106,674
TOTAL TELECOMMUNICATION SERVICES		190,583,594
UTILITIES - 3.1%
Electric Utilities - 2.4%
AES Corp. (a)	174,183	2,847,892
Allegheny Energy, Inc.	40,757	1,476,219
Ameren Corp.	44,883	1,898,551
American Electric Power Co., Inc.	105,539	4,594,113
Calpine Corp. (a)	97,810	1,642,230
Cinergy Corp.	52,028	1,739,296
CMS Energy Corp.	43,607	1,047,876
Consolidated Edison, Inc.	69,457	2,803,285
Constellation Energy Group, Inc.	53,490	1,420,160
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Dominion Resources, Inc.	81,125	$ 4,875,613
DTE Energy Co.	53,946	2,262,495
Duke Energy Corp.	254,827	10,004,508
Edison International (a)	106,586	1,609,449
Entergy Corp.	72,250	2,825,698
Exelon Corp.	105,105	5,032,427
FirstEnergy Corp.	107,271	3,752,340
FPL Group, Inc.	57,618	3,249,655
Mirant Corp. (a)	149,678	2,397,842
Niagara Mohawk Holdings, Inc. (a)	52,345	928,077
PG&E Corp.	126,780	2,439,247
Pinnacle West Capital Corp.	27,681	1,158,450
PPL Corp.	47,753	1,664,192
Progress Energy, Inc.	71,102	3,201,723
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	0
Public Service Enterprise Group, Inc.	68,390	2,885,374
Reliant Energy, Inc.	97,439	2,584,082
Southern Co.	232,545	5,895,016
TECO Energy, Inc.	44,300	1,162,432
TXU Corp.	91,282	4,303,946
Xcel Energy, Inc.	112,451	3,119,391
		84,821,579
Gas Utilities - 0.5%
El Paso Corp.	166,162	7,412,487
KeySpan Corp.	45,269	1,568,571
Kinder Morgan, Inc.	37,743	2,101,908
Nicor, Inc.	15,071	627,556
NiSource, Inc.	68,065	1,569,579
Peoples Energy Corp.	11,741	445,336
Sempra Energy	67,897	1,666,871
		15,392,308
Multi-Utilities - 0.2%
Dynegy, Inc. Class A	112,120	2,859,060
Williams Companies, Inc.	167,084	4,263,984
		7,123,044
TOTAL UTILITIES		107,336,931
TOTAL COMMON STOCKS (Cost $2,586,138,881)		3,465,939,605
U.S. Treasury Obligations - 0.8%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.56% to 1.84% 1/24/02 to 3/14/02 (c) (Cost $28,190,902)	-	$ 28,233,000	$ 28,194,607
Money Market Funds - 7.0%
	Shares
Deutsche Daily Assets Fund Institutional, 2.27% (b) (Cost $244,626,277)	244,626,277	244,626,277
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $2,858,956,060)		3,738,760,489
NET OTHER ASSETS - (6.9)%		(240,786,830)
NET ASSETS - 100%		$ 3,497,973,659
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
82 S&P 500 Index Contracts	March 2002	$ 23,558,600	$ 331,045
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,102,967.
Other Information

Purchases of securities, other than short-term securities, aggregated $342,851,552. Sales of securities, other than short-term securities, aggregated $455,137,429, of which $161,070,450 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $(11,896,554) on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $847,856,261 and $845,044,103, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Deutsche Asset Management Inc. The commissions paid to these affiliated firms were $34,194 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,310,667. The weighted average interest rate was 2.28%. Interest expense includes $2,526 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,480,200. The weighted average interest rate was 3.57%. Interest expense includes $2,720 paid under the bank borrowing program.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,882,481,071. Net unrealized appreciation aggregated $856,279,418, of which $1,207,587,464 related to appreciated investment securities and $351,308,046 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $55,550,000 of which $12,929,000 and $42,621,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $235,047,787) (cost $2,858,956,060) - See accompanying schedule		$ 3,738,760,489
Receivable for investments sold		4,357,267
Receivable for fund shares sold		9,971,102
Dividends receivable		3,518,028
Other receivables		160,087
Total assets		3,756,766,973
Liabilities
Payable to custodian bank	$ 88,899
Payable for investments purchased	11,058,940
Payable for fund shares redeemed	1,994,145
Accrued management fee	421,286
Distribution fees payable	4,152
Payable for daily variation on futures contracts	221,559
Other payables and accrued expenses	378,056
Collateral on securities loaned, at value	244,626,277
Total liabilities		258,793,314
Net Assets		$ 3,497,973,659
Net Assets consist of:
Paid in capital		$ 2,652,704,866
Undistributed net investment income		39,763,829
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,630,510)
Net unrealized appreciation (depreciation) on investments		880,135,474
Net Assets		$ 3,497,973,659
Initial Class: Net Asset Value, offering price and redemption price per share ($3,475,357,345 ÷ 26,717,993 shares)		$130.08
Service Class: Net Asset Value, offering price and redemption price per share ($3,277,938 ÷ 25,226 shares)		$129.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($19,338,376 ÷ 149,417 shares)		$129.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 47,536,059
Interest		1,399,970
Security lending		1,318,282
Total income		50,254,311
Expenses
Management fee	$ 8,772,801
Transfer agent fees	2,422,473
Distribution fees	28,957
Accounting fees	634,072
Non-interested trustees' compensation	12,752
Audit	45,170
Legal	23,055
Interest	5,246
Reports to shareholders	720,729
Miscellaneous	25,217
Total expenses before reductions	12,690,472
Expense reductions	(2,430,022)	10,260,450
Net investment income		39,993,861
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(76,327,152)
Foreign currency transactions	4,313
Futures contracts	1,252,255	(75,070,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(470,683,503)
Futures contracts	470,437	(470,213,066)
Net gain (loss)		(545,283,650)
Net increase (decrease) in net assets resulting from operations		$ (505,289,789)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 39,993,861	$ 44,181,536
Net realized gain (loss)	(75,070,584)	48,471,842
Change in net unrealized appreciation (depreciation)	(470,213,066)	(539,063,132)
Net increase (decrease) in net assets resulting from operations	(505,289,789)	(446,409,754)
Distributions to shareholders From net investment income	(44,349,182)	(51,736,686)
From net realized gain	-	(22,615,438)
Total distributions	(44,349,182)	(74,352,124)
Share transactions - net increase (decrease)	(101,528,167)	(868,832,015)
Total increase (decrease) in net assets	(651,167,138)	(1,389,593,893)
Net Assets
Beginning of period	4,149,140,797	5,538,734,690
End of period (including undistributed net investment income of $39,763,829 and $44,119,720, respectively)	$ 3,497,973,659	$ 4,149,140,797

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,184,955	$ 838,885,942	8,463,215	$ 1,364,549,374
Reinvested	292,574	44,278,192	477,249	74,350,653
Redeemed	(7,504,344)	(1,008,036,633)	(14,280,085)	(2,308,173,895)
Net increase (decrease)	(1,026,815)	$ (124,872,499)	(5,339,621)	$ (869,273,868)
Service Class B Sold	25,891	$ 3,293,163	600	$ 100,000
Reinvested	6	967	-	-
Redeemed	(1,271)	(160,944)	-	-
Net increase (decrease)	24,626	$ 3,133,186	600	$ 100,000
Service Class 2 A Sold	260,463	$ 34,748,747	2,387	$ 375,234
Reinvested	464	70,023	9	1,470
Redeemed	(113,677)	(14,607,624)	(229)	(34,851)
Net increase (decrease)	147,250	$ 20,211,146	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 44,278,192		$ 51,735,663
Service Class B		967		-
Service Class 2 A		70,023		1,023
Total		$ 44,349,182		$ 51,736,686
From net realized gain Initial Class		$ -		$ 22,614,991
Service Class B		-		-
Service Class 2 A		-		447
Total		$ -		$ 22,615,438
		$ 44,349,182		$ 74,352,124

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Income from Investment Operations
Net investment income E	1.48	1.51	1.64	1.65	1.80
Net realized and unrealized gain (loss)	(19.34)	(16.99)	26.88	29.70	26.67
Total from investment operations	(17.86)	(15.48)	28.52	31.35	28.47
Less Distributions
From net investment income	(1.59)	(1.67)	(1.40)	(1.36)	(1.03)
From net realized gain	-	(.73)	(.95)	(3.15)	(2.09)
Total distributions	(1.59)	(2.40)	(2.35)	(4.51)	(3.12)
Net asset value, end of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Total Return C, D	(12.09)%	(9.30)%	20.52%	28.31%	32.83%
Ratios to Average Net Assets G
Expenses before expense reductions	.35%	.33%	.34%	.35%	.40%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income	1.09%	.94%	1.09%	1.33%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042
Portfolio turnover rate	9%	10%	8%	4%	9%

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income E	1.24	.65
Net realized and unrealized gain (loss)	(19.23)	(17.88)
Total from investment operations	(17.99)	(17.23)
Less Distributions
From net investment income	(1.53)	-
Net asset value, end of period	$ 129.94	$ 149.46
Total Return B, C, D	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38% A
Expenses net of all reductions	.38%	.38% A
Net investment income	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,278	$ 90
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income E	1.09	1.04
Net realized and unrealized gain (loss)	(19.23)	(12.71)
Total from investment operations	(18.14)	(11.67)
Less Distributions
From net investment income	(1.61)	(1.67)
From net realized gain	-	(.73)
Total distributions	(1.61)	(2.40)
Net asset value, end of period	$ 129.43	$ 149.18
Total Return B, C, D	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53% A
Expenses net of all reductions	.53%	.53% A
Net investment income	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,338	$ 323
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Index 500 Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 39,768,142
Capital loss carryforwards	$ (55,550,115)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 44,278,192	$ -
Service Class	967	-
Service Class 2	70,023	-
	$ 44,349,182	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .24% of the fund's average net assets.

Sub-Adviser Fee. FMR and the fund have entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly owned subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% of net income from the securities lending program. Bankers Trust retains no more than 25% of net income under this agreement. For the period, Bankers Trust retained $389,661.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 1,003
Service Class 2	27,954
$ 28,957

Index 500 Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 2,411,271
Service Class	1,781
Service Class 2	9,421
$ 2,422,473

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Initial Class	.28%	$ 2,391,094
Service Class	.38%	1,784
Service Class 2.53%		9,348
		$ 2,402,226

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $27,796.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 29% of the total outstanding shares of the fund.

Index 500 Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Index 500 Portfolio, (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index 500 Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1988

President of VIP Index 500. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Index 500. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1988

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Index 500 Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Index 500. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Index 500. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Index 500. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Index 500. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS
Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1992 Assistant Treasurer of VIP Index 500. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Index 500. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing
Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Index 500. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Index 500 Portfolio

Distributions

A total of 7.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Each Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Index 500 Portfolio

Index 500 Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Deutsche Asset Management, Inc.

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Bankers Trust Company
New York, NY

VIPIDX-ANN-0202 154193
1.540028.104

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	8.46%	7.22%	6.93%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,539 - a 95.39% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	8.30%	7.17%	6.90%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,494 - a 94.94% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	8.08%	7.06%	6.85%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,391 - a 93.91% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Investment Grade Bond Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis was as follows:

Undistributed ordinary income	$ 58,372,899
Capital loss carryforward	$ 3,066,791

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $627,119 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $826,921; increase net unrealized appreciation/depreciation by $442,524; and increase net realized gain (loss) by $384,397. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 112
Service Class 2	17,488
$ 17,600

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Investment Grade Bond Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $689,242 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,158.

7. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 53% of the total outstanding shares of the fund.

Investment Grade Bond Portfolio

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Bond portfolio, (the Fund), a fund of Variable Insurance Products Fund II, including the portfolio of investments, as of December 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1988

President of VIP Investment Grade Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Invesment Grade Bond. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1988

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Investment Grade Bond Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of VIP Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Investment Grade Bond and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Invesment Grade Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Invesment Grade Bond. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Invesment Grade Bond. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Investment Grade Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1988 Assistant Treasurer of VIP Invesment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Invesment Grade Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1998

Assistant Treasurer of VIP Invesment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Investment Grade Bond Portfolio

Annual Report

Investment Grade Bond Portfolio

Investment Grade Bond Portfolio

Investment Grade Bond Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-ANN-0202 154175
1.540025.104